UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2010

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
Inflation Protected Securities
Short Duration Government
Ultra-Short Duration Government

Goldman Sachs Short Duration and Government
Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	INFLATION PROTECTED SECURITIES

■	SHORT DURATION GOVERNMENT

■	ULTRA-SHORT DURATION GOVERNMENT

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Market Review	4
Portfolio Management Discussions and Performance Summaries	7
Schedules of Investments	32
Financial Statements	58
Notes to Financial Statements	66
Financial Highlights	88
Report of Independent Registered Public Accounting Firm	98
Other Information	99

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Enhanced Income Fund invests primarily in a portfolio of fixed income government securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Inflation Protected Securities Fund invests primarily in inflation protected securities of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. The remainder of the Fund’s assets may be invested in other fixed income securities, including U.S. government securities, asset-backed securities, mortgage-backed securities, corporate securities, high yield securities and securities issued by foreign corporate and governmental issuers. Inflation protected securities are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of inflation protected securities is not guaranteed, and will fluctuate in response to changes in real interest rates. Fixed income securities are subject to the risks associated with debt securities, including credit, liquidity and interest rate risk. High yield, lower rated fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities issued by foreign or emerging market issuers are less liquid and are subject to greater price volatility than U.S. securities and will be subject to the risks of currency fluctuations and fluctuations due to sudden economic or political developments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Ultra-Short Duration Government Fund invests primarily in U.S. government securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset
Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:
■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and
Government Fixed Income Funds

Market Review

The combination of improving financial conditions and better economic data led to a dramatic increase in demand for riskier fixed income assets during the 12 months ended March 31, 2010 (the “Reporting Period”). Indeed, as investors sustained their strong appetite for risky assets, all spread, or non-Treasury, sectors outperformed U.S. Treasuries for the Reporting Period.

Fears of financial systemic risk were significantly reduced given oft-unprecedented policy mechanisms put in place earlier in 2009. Manufacturing data broadly improved. Business inventories declined. Existing home sales were higher than expected, particularly during the second half of the Reporting Period, although some believe the increase reflected a rush to buy before the housing tax credit expired in April 2010. Retail sales rose. While the marked upturn in discretionary spending indicated the possibility of sustained economic recovery, consumers continued to be burdened by high debt levels and a weak labor market, leading to muted consumer confidence. The pace of decline in nonfarm payrolls slowed and then even turned a corner toward growth in the last months of the Reporting Period, but at the end of March 2010, the unemployment rate stood at a persistently high 9.7%. Commodity and energy prices rose during the Reporting Period, but inflation remained subdued. As a result, the Federal Reserve Board (the “Fed”) indicated that interest rates would remain exceptionally low for an extended period.

During the first months of the Reporting Period, what is known as the TED spread, which is the difference in yield between 3-month LIBOR* and 3-month U.S. Treasuries and a common measure of financial stress, stood at about 0.50%. This was the lowest reading of the TED spread since the middle of 2007, before the credit crisis hit in earnest. Treasury yields rose during most of the second calendar quarter of 2009, but reversed course in the final weeks of June as heavy supply was well absorbed. Nevertheless, the 10-year Treasury ended the second calendar quarter 87 basis points (0.87%) higher at a yield of 3.53%. Notably, the U.S. Treasury yield curve, or spectrum of maturities, reached its steepest level ever, meaning the yields on securities with longer-term maturities were significantly higher than the yields on securities with shorter-term maturities. The differential between 2- and 10-year Treasury notes reached 275 basis points (2.75%) in May before ending June at 242 basis points (2.42%).

In the third calendar quarter of 2009, Treasury yields were relatively stable and even declined slightly, aided by continued signs of easy monetary policy. In its statement following its September meeting, the Fed re-stated that it “continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The 10-year Treasury ended the quarter 22 basis points (0.22%) lower at a yield of 3.31%. The 10-year Treasury remained surprisingly strong mainly due to support from international and domestic fund flows. The Treasury yield curve flattened slightly, meaning the difference in yields between shorter-term and longer-term Treasury securities narrowed. Still, the Treasury yield curve remained steep as the differential between the 2- and 10-year Treasury notes was 236 basis points (2.36%) at the end of September 2009.

*	LIBOR, or London Interbank Offered Rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

MARKET REVIEW

Treasury yields rose during the fourth quarter of 2009, as the 10-year Treasury ended the period 54 basis points (0.54%) higher at a yield of 3.85%. The yield curve steepened further, as short rates remained anchored by the Fed’s continued commitment to an extended period of low rates. The differential between the 2-and 10-year Treasury notes ended the quarter at 268 basis points (2.68%).

During the first quarter of 2010, Treasury yields actually declined modestly, after falling sharply in mid-January and then rising in March, vacillating along with news of corporate earnings, European sovereign debt concerns and mixed economic data. It was announced that fourth quarter 2009 U.S. Gross Domestic Product (“GDP”) grew at an annualized rate of 5.6%, but the labor market continued to cause concern. The exception was long-dated U.S. Treasuries, where yields moved modestly higher. While yields on shorter-dated Treasuries declined between 11 and 14 basis points (0.11% to 0.14%), the 10-year Treasury actually closed the quarter almost exactly where it started on January 1st, just 1 basis point (0.01%) lower at a yield of 3.84%. All told, then, the yield curve steepened further during the first quarter, with the differential between the 2- and 10-year Treasury notes ending March 2010 at 282 basis points (2.82%).

Looking Ahead

The U.S. economy was recovering at a relatively rapid pace, expanding, as mentioned, 5.6% in the fourth quarter of 2009, consistent with the historical pattern of sharp downturns being followed by equally sharp recoveries. Inventories drove much of the fourth quarter growth, followed by net exports and consumer spending. We believe supportive financial conditions and the continued decline in inventories relative to sales suggest the U.S. economy still has room to grow over the next several months.

The key question for the U.S., in our view, continues to be whether consumers can drive a more sustainable recovery as the growth impact of fiscal stimulus and the inventory cycle fades in the second half of 2010. Consumption has held up relatively well in recent quarters, likely due to a combination of rising asset prices, modest improvements in the housing market and signs of stabilization in employment. As long as the trends in housing, employment and asset prices do not turn materially worse, we believe consumption growth is likely to remain positive but subdued.

We believe the upside potential for U.S. growth comes primarily from the corporate sector. The housing sector is likely to provide little upside, as we continue to expect the overhang of foreclosure-related supply to push housing prices down another 10% before the market finds a bottom. However, we believe corporate cash — deployed via stock buybacks, mergers and acquisitions, or investment — could have a significant positive impact on asset prices and employment. So far, business investment has remained subdued, but we believe that the rise in corporate profits, cash flow, orders and confidence all suggest investment is due for a sharp increase. The only significant headwind to higher business investment is excess capacity. However, during previous episodes when low growth created large capacity overhangs in the mid-1970s and early 1980s, investment still increased sharply after the initial pullback. Thus, as long as business confidence does not suffer a significant decline, we do not believe excess capacity rules out a rise in business investment.

MARKET REVIEW

All told, then, we forecast the U.S. economy will potentially expand above the 3.0% consensus forecast. While we expect some positive benefit from the corporate cash dynamic, we view this primarily as an upside possibility. The U.S. economy continues to face headwinds, ranging from a weaker commercial real estate sector to rising concerns about the country’s fiscal health. As a result, we believe 2010 growth is likely to peak in the second calendar quarter and that consumption growth will remain modest at a little over 2%. We forecast inflation of 1.6% in 2010, below the 2.2% consensus forecast.

We think the risks to our view ahead are tilted to the upside given the potential for corporate cash to develop into a virtuous cycle of rising asset prices and falling unemployment. However, given the headwinds still facing the economy and the potential threat to confidence due to sovereign risk fears, our core view on U.S. growth continues to be “lower for longer.”

From an investment perspective, we believe the view ahead currently favors risk assets in the U.S., particularly the financials segment of the corporate bond sector and mortgage-related fixed income securities, given our expectations of continued low rates and economic recovery. We also believe the view ahead is particularly favorable for emerging market debt and currencies, which should continue to benefit from improving economic and debt fundamentals. However, the sovereign risk theme bears close watching. We find it hard to believe any asset class, other than perhaps U.S. Treasuries, would perform well if another market crisis were to develop.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this report.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Goldman Sachs Enhanced Income Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Enhanced Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, Institutional and Administration Shares generated average annual total returns, without sales charges, of 3.26%, 2.49%, 3.62% and 3.35%, respectively. These returns compare to the 0.80% average annual total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated average annual total returns of 0.54% and 1.06%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmarks. Bottom-up individual issue selection within the corporate, government/agency and consumer asset-backed securities sectors also was a key factor affecting the Fund’s results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s cross-sector positioning relative to its benchmarks contributed to its results during the Reporting Period. The Fund benefited from exposure to various spread, or non-Treasury, sectors. Spread sectors performed well during the Reporting Period, as the market regained some of its confidence in risk assets and investors purchased on low valuations. The Fund benefited in particular from positions in securities with maturities at the short-term end of the yield curve, or spectrum of maturities.

More specifically, the Fund’s overweighted exposure to agency mortgage-backed securities was a strong contributor to performance, as the sector outpaced duration-equivalent Treasuries during the Reporting Period. Performance of agency mortgage-backed securities was supported by robust demand from the federal government via the Fed’s mortgage purchase program. The Fed’s purchase program resulted in noteworthy spread tightening during the Reporting Period. Spread is the difference in yield between non-Treasury sectors and duration-equivalent Treasury securities. It should be noted that this program ceased as of March 31, 2010. Individual issue selection within the agency and non-agency mortgage-backed securities sectors also contributed to returns.

Individual issue selection within the corporate bond sector broadly and within the financials and industrials sub-sectors in particular contributed positively to returns. Financial- and industrial-related corporate bonds performed well during the Reporting Period, materially outperforming duration-equivalent Treasuries.

The major detractor from the Fund’s performance during the Reporting Period was weaker issue selection within the mortgage-related consumer asset-backed securities sector.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	As indicated in our Market Review, the U.S. Treasury yield curve steepened significantly during the Reporting Period, meaning the yields on securities with longer-term maturities were substantially higher than the yields on securities with shorter-term maturities, as short-term rates were anchored near zero by the low targeted federal funds rate.

Tactical management of the Fund’s duration and term structure, or yield curve positioning, contributed to its results during the Reporting Period overall. Specifically, the Fund’s underweighted positions in the longer-maturity segments of the yield curve and its overweighted positions in the shorter-maturity segments of the yield curve added value as the yield curve steepened. As already mentioned, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation to investment grade corporate bonds, especially within the industrials sub-sector. To a more modest degree, we also increased the Fund’s position in asset-backed securities and decreased the Fund’s exposure to the government sector. We also rather significantly reduced the Fund’s position in cash and cash equivalents during the Reporting Period.

We modestly lengthened the Fund’s duration relative to the Enhanced Income Composite. In implementing this strategy, we decreased the Fund’s exposure to securities with a one-to-two year maturity and increased its allocation to securities with a two-to-three year maturity. That said, we also established a Fund position during the Reporting Period in securities with maturities of three months or less.

Q	How was the Fund positioned relative to its benchmark indices at the end of March 2010?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark indices, including quasi-government securities, such as agency securities and government-guaranteed corporate bonds, as well as asset-backed securities and investment-grade corporate bonds. The Fund maintained a modestly longer-than-benchmark index duration at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund
as of March 31, 2010

PERFORMANCE REVIEW

				Enhanced
	Fund Total	Six-Month	One-Year	Income Fund	30–Day	30–Day
April 1, 2009–	Return	U.S. Treasury	U.S. Treasury	Composite	Standardized	Standardized
March 31, 2010	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Index[3]	Net Yield[4]	Gross Yield[4]

Class A	3.26%	0.54%	1.06%	0.80%	0.77%	0.77%
Class B	2.49	0.54	1.06	0.80	0.05	0.05
Institutional	3.62	0.54	1.06	0.80	1.12	1.12
Administration	3.35	0.54	1.06	0.80	0.88	0.88

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Goldman Sachs Enhanced Income Fund Composite Index is an equal weight blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[4]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 3/31/10	One Year	Five Years	Since Inception	Inception Date

Class A	1.76%	2.96%	3.09%	8/2/00
Class B	-2.54	N/A	0.92	6/20/07
Institutional	3.62	3.65	3.63	8/2/00
Administration	3.35	3.43	3.40	8/2/00

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 1% in the sixth year). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.64%	0.78%
Class B	1.39	1.53
Institutional	0.30	0.44
Administration	0.55	0.69

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS7

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper and repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
[9]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary
March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on August 2, 2000 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the One-Year T-Note Index, Six-Month T-Bill Index, and the Barclays Capital U.S. (1-2) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B and Administration Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Enhanced Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 2, 2000 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Since Inception

Class A (Commenced August 2, 2000)
Excluding sales charges	3.26%	3.28%	3.25%
Including sales charges	1.76%	2.96%	3.09%

Class B (Commenced June 20, 2007)
Excluding sales charges	2.49%	n/a	2.03%
Including sales charges	–2.54%	n/a	0.92%

Institutional (Commenced August 2, 2000)	3.62%	3.65%	3.63%

Administration (Commenced August 2, 2000)	3.35%	3.43%	3.40%

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective The Goldman Sachs Government Income Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Government Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 4.48%, 3.70%, 3.68%, 4.84%, 4.32%, 4.67% and 4.22%, respectively. These returns compare to the 2.58% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. Government/Mortgage Index (the “Barclays Capital U.S. Gov’t/Mortgage Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the government/agency and collateralized mortgage-backed securities sectors also was a key factor responsible for the Fund’s outperformance.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to credit-sensitive mortgage-backed securities was particularly beneficial. Non-agency residential mortgage-backed securities (“RMBS”) performed especially well. RMBS benefited from improved supply and demand dynamics, especially with the Public-Private Investment Program (“PPIP”) coming on line. RMBS were further boosted by a variety of indicators suggesting overall stabilization in the residential housing market. The Fund also benefited from a modestly overweighted allocation to commercial mortgage-backed securities (“CMBS”) compared to the Barclays Capital U.S. Gov’t/Mortgage Index, as the CMBS sector rallied during the Reporting Period, especially during the second quarter of 2009.

Issue selection within the mortgage-backed securities sector also proved effective as did individual issue selection among government/agency securities and treasury inflation protected securities (“TIPS”).

The major detractors from the Fund’s performance during the annual period were exposure to U.S. Treasury swap spreads. Swap spreads are the difference between the swap agreement’s fixed interest rate and the yield earned on a Treasury bond with the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect returns.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the first three quarters of the Reporting Period overall, the Fund’s yield curve steepening bias contributed to its performance as, in general, rates in the shorter-maturity portion of the yield curve were anchored during these months by the near-zero targeted federal funds rate, while rates at the long-term end of the yield curve rose amid concern over longer-term inflationary pressures. Yield curve indicates the spectrum of maturities within a particular sector.

We shifted to a net long bias in duration during the first quarter of 2010, which contributed to overall performance amid increased risk premia. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted from an overweighted exposure to agency mortgage-backed securities to an underweighted position within the Fund relative to the Barclays Capital U.S. Gov’t/Mortgage Index. We also increased the Fund’s overweighted exposure to quasi-government securities. As already mentioned, we shifted from a net short duration to a net long bias in duration during the first quarter of 2010.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2010?

A	At the end of March 2010, the Fund had its greatest overweighted allocation relative to the Barclays Capital U.S. Gov’t/Mortgage Index in quasi-government securities, including agency securities and government-guaranteed corporate bonds. To a lesser extent, the Fund also had overweighted allocations relative to the benchmark index in commercial mortgage-backed securities and asset-backed securities. The Fund had underweighted exposure relative to the benchmark index in government securities. The Fund had a rather neutral position in residential mortgage-backed securities compared to the Barclays Capital U.S. Gov’t/Mortgage Index as of March 31, 2010. The Fund also had a position in cash at the end of the Reporting Period. The Fund maintained a modestly longer-than-benchmark index duration at the end of the Reporting Period.

FUND BASICS

Government Income Fund
as of March 31, 2010

PERFORMANCE REVIEW

			30-Day	30–Day
	Fund Total Return	Barclays Capital U.S.	Standardized	Standardized
April 1, 2009–March 31, 2010	(based on NAV)[1]	Gov’t/Mortgage Index[2]	Net Yield[3]	Gross Yield[3]

Class A	4.48%	2.58%	1.89%	1.85%
Class B	3.70	2.58	1.21	1.17
Class C	3.68	2.58	1.21	1.17
Institutional	4.84	2.58	2.30	2.26
Service	4.32	2.58	1.80	1.76
Class IR	4.67	2.58	2.21	2.17
Class R	4.22	2.58	1.72	1.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Gov’t/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.56%	3.98%	5.25%	5.61%	2/10/93
Class B	-1.47	3.59	5.00	5.31	5/1/96
Class C	2.65	3.98	4.85	4.71	8/15/97
Institutional	4.84	5.14	6.05	5.88	8/15/97
Service	4.32	4.62	5.53	5.74	8/15/97
Class IR	4.67	N/A	N/A	5.03	11/30/07
Class R	4.22	N/A	N/A	4.60	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.92%	0.98%
Class B	1.67	1.73
Class C	1.67	1.73
Institutional	0.58	0.64
Service	1.08	1.14
Class IR	0.67	0.73
Class R	1.17	1.23

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary
March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on April 1, 2000 in Class A Shares (with the maximum sales charge of 3.75%) at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Gov’t/MBS Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2000 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced February 10, 1993)
Excluding sales charges	4.48%	4.77%	5.65%	5.84%
Including sales charges	0.56%	3.98%	5.25%	5.61%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	3.70%	3.99%	5.00%	5.31%
Including contingent deferred sales charges	–1.47%	3.59%	5.00%	5.31%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.68%	3.98%	4.85%	4.71%
Including contingent deferred sales charges	2.65%	3.98%	4.85%	4.71%

Institutional (Commenced August 15, 1997)	4.84%	5.14%	6.05%	5.88%

Service (Commenced August 15, 1997)	4.32%	4.62%	5.53%	5.74%

Class IR (Commenced November 30, 2007)	4.67%	n/a	n/a	5.03%

Class R (Commenced November 30, 2007)	4.22%	n/a	n/a	4.60%

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Goldman Sachs Inflation Protected Securities Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Inflation Protected Securities Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 5.76%, 5.05%, 6.20%, 6.01% and 5.49%, respectively. These returns compare to the 6.18% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. TIPS Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed positively to the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration strategy contributed the most. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Bottom-up individual issue selection of various maturity treasury inflation protected securities (“TIPS”) also was a key positive contributor to the Fund’s performance.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS most significantly affected Fund performance, contributing positively during the Reporting Period. More specifically, we primarily focused on intermediate-maturity TIPS, which performed well relative to other maturity buckets within the Barclays Capital U.S. TIPS Index during the Reporting Period. We emphasized intermediate-maturity TIPS, as the break-even inflation rate on these securities looked low given the outlook for inflation and also due to improving sentiment towards TIPS overall. Break-even inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the break-even, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the break-even, the fixed-rate will outperform the inflation-linked. In our view, inflation may well be rather benign in calendar year 2010. However, over the longer term, we continue to see a risk of higher inflation, given the massive amount of stimulus injected into the economy by both the U.S. Treasury Department and the Fed since the fall of 2008. It is this longer term view that contributed to improving sentiment towards TIPS.

There were no significant detractors from Fund performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the first three quarters of the Reporting Period overall, the Fund’s yield curve steepening bias contributed to its performance as, in general, rates in the shorter-maturity portion of the yield curve were anchored during these months by the near-zero targeted federal funds rate, while rates at the long-term end of the yield curve rose amid concern over longer-term inflationary pressures. Yield curve indicates the spectrum of maturities within the TIPS sector.

We shifted to a net long bias in duration during the first quarter of 2010, which contributed to overall performance amid increased risk premia. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s weighting to TIPS during the Reporting Period. As indicated above, we also shifted from a net short duration to a net long bias in duration during the first quarter of 2010.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2010?

A	At the end of March 2010, the Fund had 93.0% of its total net assets invested in TIPS, with the remainder in cash or invested in repurchase agreements. A repurchase agreement is an agreement between a seller and a buyer, usually of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed price and, usually, at a stated time. The Fund maintained a modestly longer-than-benchmark index duration at the end of the Reporting Period.

FUND BASICS

Inflation Protected Securities Fund
as of March 31, 2010

PERFORMANCE REVIEW

			30–Day	30–Day
	Total Return	Barclays Capital	Standardized	Standardized
April 1, 2009–March 31, 2010	(based on NAV)[1]	U.S. TIPS Index[2]	Net Yield[3]	Gross Yield[3]

Class A	5.76%	6.18%	4.42%	4.32%
Class C	5.05	6.18	3.83	3.72
Institutional	6.20	6.18	4.93	4.82
Class IR	6.01	6.18	4.84	4.73
Class R	5.49	6.18	4.35	4.24

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. Individuals cannot invest directly in an index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/10	One Year	Since Inception	Inception Date

Class A	1.78%	4.13%	8/31/07
Class C	4.04	5.04	8/31/07
Institutional	6.20	6.19	8/31/07
Class IR	6.01	4.00	11/30/07
Class R	5.49	3.51	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.67%	1.05%
Class C	1.42	1.80
Institutional	0.33	0.71
Class IR	0.42	0.80
Class R	0.92	1.30

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS6

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.3 and 8.8 years, respectively, at March 31, 2010 and March 31, 2009.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary
March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on August 31, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. TIPS Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Inflation Protected Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2007 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Since Inception

Class A (Commenced August 31, 2007)
Excluding sales charges	5.76%	5.68%
Including sales charges	1.78%	4.13%

Class C (Commenced August 31, 2007)
Excluding contingent deferred sales charges	5.05%	5.04%
Including contingent deferred sales charges	4.04%	5.04%

Institutional (Commenced August 31, 2007)	6.20%	6.19%

Class IR (Commenced November 30, 2007)	6.01%	4.00%

Class R (Commenced November 30, 2007)	5.49%	3.51%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Goldman Sachs Short Duration Government Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Short Duration Government Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 3.38%, 2.78%, 2.53%, 3.64%, 3.23% and 3.64%, respectively. These returns compare to the 1.49% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index (“Two-Year T-Note Index”), during the same time period. To compare, the Barclays Capital U.S. Government Bond Index (1-3 Year) returned 1.81% for the annual period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the government/agency and agency mortgage-backed securities sectors also was a key factor affecting the Fund’s performance.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s cross-sector positioning relative to its benchmark contributed to its results during the Reporting Period. The Fund benefited from exposure to various spread, or non-Treasury, sectors. Spread sectors performed well during the Reporting Period, as the market regained some of its confidence in risk assets and investors purchased on low valuations. The Fund benefited in particular from positions in securities with maturities at the short-term end of the yield curve, or spectrum of maturities.

More specifically, the Fund’s overweighted exposure to agency mortgage-backed securities was a strong contributor to performance, as the sector outpaced duration-equivalent Treasuries during the Reporting Period. Performance of agency mortgage-backed securities was supported by robust demand from the federal government via the Fed’s mortgage purchase program. The Fed’s purchase program resulted in noteworthy spread tightening during the Reporting Period. Spread is the difference in yield between non-Treasury sectors and duration-equivalent Treasury securities. It should be noted that this program ceased as of March 31, 2010. Individual issue selection within the agency and non-agency mortgage-backed securities sectors also contributed to returns.

The major detractor from the Fund’s performance during the Reporting Period was our allocation to and selection of short-dated agency securities. These securities underperformed relative to their longer-dated counterparts.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	As indicated in our Market Review, the U.S. Treasury yield curve steepened significantly during the Reporting Period, meaning the yields on securities with longer-term maturities were substantially higher than the yields on securities with shorter-term maturities, as short-term rates were anchored near zero by the low targeted federal funds rate.

Tactical management of the Fund’s duration and term structure, or yield curve positioning, contributed to its results during the Reporting Period overall. Specifically, the Fund’s underweighted positions in the longer-maturity segments of the yield curve and its overweighted positions in the shorter-maturity segments of the yield curve added value as the yield curve steepened. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation to the government sector but maintained an underweighted position compared to the Two-Year T-Note Index. We reduced the Fund’s exposure to quasi-government securities and residential mortgage-backed securities. We also shifted modestly from a net short duration to a net long bias in duration. We implemented this duration strategy by decreasing the Fund’s exposure to securities with a six-to-twelve month maturity and those with a three-to-four year maturity and increasing its allocations to securities with maturities of six years and longer. That said, we also established a Fund position during the Reporting Period in securities with maturities of three months or less.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2010?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index, including quasi-government securities, such as agency securities and government-guaranteed corporate bonds, as well as residential mortgage-backed securities. The Fund maintained a modestly longer-than-benchmark index duration at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund
as of March 31, 2010

PERFORMANCE REVIEW

			30–Day	30–Day
	Fund Total Return	Two-Year	Standardized	Standardized
April 1, 2009–March 31, 2010	(based on NAV)[1]	T-Note Index[2]	Net Yield[3]	Gross Yield[3]

Class A	3.38%	1.49%	0.82%	0.75%
Class B	2.78	1.49	0.24	0.17
Class C	2.53	1.49	0.09	0.02
Institutional	3.64	1.49	1.17	1.10
Service	3.23	1.49	0.67	0.60
Class IR	3.64	1.49	1.07	1.00

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Two-Year T-Note Index, as reported by Bank of America Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.81%	4.55%	4.77%	4.75%	5/1/97
Class B	0.72	4.26	4.41	4.50	5/1/97
Class C	1.51	4.10	4.14	3.99	8/15/97
Institutional	3.64	5.24	5.32	6.01	8/15/88
Service	3.23	4.72	4.79	4.87	4/10/96
Class IR	3.64	N/A	N/A	5.79	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 2.0%, which is not reflected in the average annual total return figures shown. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.86%	0.91%
Class B	1.46	1.66
Class C	1.61	1.66
Institutional	0.52	0.57
Service	1.02	1.07
Class IR	0.61	0.66

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.
[9]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary
March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on April 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Two-Year T-Note Index, as well as the Barclays Capital U.S. Short (1-3) Gov’t Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Government Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2000 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 1, 1997)
Excluding sales charges	3.38%	4.87%	4.93%	4.88%
Including sales charges	1.81%	4.55%	4.77%	4.75%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	2.78%	4.26%	4.41%	4.50%
Including contingent deferred sales charges	0.72%	4.26%	4.41%	4.50%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	2.53%	4.10%	4.14%	3.99%
Including contingent deferred sales charges	1.51%	4.10%	4.14%	3.99%

Institutional (Commenced August 15, 1988)	3.64%	5.24%	5.32%	6.01%

Service (Commenced April 10, 1996)	3.23%	4.72%	4.79%	4.87%

Class IR (Commenced November 30, 2007)	3.64%	n/a	n/a	5.79%

PORTFOLIO RESULTS

Goldman Sachs Ultra-Short Duration Government Fund

Investment Objective
The Goldman Sachs Ultra-Short Duration Government Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Ultra-Short Duration Government Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 2.96%, 3.31%, 2.78% and 3.22%, respectively. These returns compare to the 0.80% average annual total return of the Goldman Sachs Ultra-Short Duration Gov’t Fund Composite Index during the same period. The Ultra-Short Duration Gov’t Composite Index is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated average annual total returns of 0.54% and 1.06%, respectively, over the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the government/agency and mortgage-backed securities sectors also was a key factor affecting the Fund’s performance.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Exposure to credit-sensitive mortgage-backed securities was particularly beneficial. Non-agency residential mortgage-backed securities (“RMBS”) performed especially well. RMBS benefited from improved supply and demand dynamics, especially with the Public-Private Investment Program (“PPIP”) coming on line. RMBS were further boosted by a variety of indicators suggesting overall stabilization in the residential housing market.

Individual issue selection within the agency and non-agency mortgage-backed securities sectors also contributed to returns. These securities outperformed duration-equivalent Treasuries, as the Fed and Treasury purchase programs resulted in noteworthy spread tightening during the Reporting Period. Spread is the difference in yield between non-Treasury sectors and duration-equivalent Treasury securities.

The major detractor from the Fund’s performance during the Reporting Period was weaker issue selection within the consumer asset-backed securities sector, specifically our selection of automobile-related asset-backed securities.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	As indicated in our Market Review, the U.S. Treasury yield curve steepened significantly during the Reporting Period, meaning the yields on securities with longer-term maturities were significantly higher than the yields on securities with shorter-term maturities, as short-term rates were anchored near zero by the low targeted federal funds rate.

PORTFOLIO RESULTS

Tactical management of the Fund’s duration and term structure, or yield curve positioning, contributed to its results during the Reporting Period overall. Specifically, the Fund’s underweighted positions in the longer-maturity segments of the yield curve and its overweighted positions in the shorter-maturity segments of the yield curve added value as the yield curve steepened. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation to the government sector but maintained an underweighted position compared to the Ultra-Short Duration Gov’t Composite Index. We increased the Fund’s exposure to quasi-government securities and asset-backed securities and significantly reduced the Fund’s allocation to RMBS. We also shifted modestly from a net short duration to a net long bias in duration. We implemented this duration strategy by increasing the Fund’s exposure to securities with a one- to three-year maturity. That said, we also decreased the Fund’s position in securities with maturities of three years or longer and established a Fund position during the Reporting Period in securities with maturities of three months or less.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2010?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index, including quasi-government securities, such as agency securities and government-guaranteed corporate bonds, as well as asset-backed securities and RMBS. The Fund maintained a modestly longer-than-benchmark index duration at the end of the Reporting Period.

FUND BASICS

Ultra-Short Duration Government Fund
as of March 31, 2010

PERFORMANCE REVIEW

				Goldman Sachs
				Ultra-Short
	Fund Total	Six-Month	One-Year	Duration Gov’t	30–Day	30–Day
April 1, 2009–	Return	U.S. Treasury	U.S. Treasury	Fund Composite	Standardized	Standardized
March 31, 2010	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Index[3]	Net Yield[4]	Gross Yield[4]

Class A	2.96%	0.54%	1.06%	0.80%	0.81%	0.72%
Institutional	3.31	0.54	1.06	0.80	1.16	1.06
Service	2.78	0.54	1.06	0.80	0.68	0.58
Class IR	3.22	0.54	1.06	0.80	1.07	0.98

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Goldman Sachs Ultra-Short Duration Gov’t Fund Composite Index is an equal weight blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[4]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.46%	2.35%	2.89%	3.72%	5/15/95
Institutional	3.31	2.98	3.42	4.31	7/17/91
Service	2.78	2.48	2.94	3.35	3/27/97
Class IR	3.22	N/A	N/A	1.39	11/30/07

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	0.90%
Institutional	0.49	0.56
Service	0.99	1.06
Class IR	0.58	0.65

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS7

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
[9]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Performance Summary
March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on April 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the One-Year T-Note Index, Six-Month T-Bill Index, and the Barclays Capital U.S. (1-2) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service and Class IR Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and, subscription and redemption cash flows affecting the Fund.

Ultra-Short Duration Government Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2000 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 15, 1995)
Excluding sales charges	2.96%	2.66%	3.05%	3.82%
Including sales charges	1.46%	2.35%	2.89%	3.72%

Institutional (Commenced July 17, 1991)	3.31%	2.98%	3.42%	4.31%

Service (Commenced March 27, 1997)	2.78%	2.48%	2.94%	3.35%

Class IR (Commenced November 30, 2007)	3.22%	n/a	n/a	1.39%

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments
March 31, 2010

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 27.8%

Banks – 8.6%
ANZ National (International) Ltd.(a)
$3,675,000	6.200%		07/19/13	$4,050,015
Bank of New York Mellon Corp.(b)
2,000,000	0.378		03/23/12	1,984,382
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
5,125,000	2.600		01/22/13	5,162,274
Barclays Bank PLC
3,225,000	5.450		09/12/12	3,476,518
BB&T Corp.
2,725,000	3.850		07/27/12	2,839,853
Bear Stearns & Co., Inc.
3,000,000	0.389	(b)	10/22/10	3,001,614
4,025,000	6.950		08/10/12	4,483,977
Credit Suisse New York
3,675,000	3.450		07/02/12	3,804,327
Intesa Sanpaolo New York
11,700,000	2.375		12/21/12	11,781,397
JPMorgan Chase & Co.
1,550,000	7.875		06/15/10	1,570,714
18,829,000	0.421	(b)	01/17/11	18,855,417
Keybank National Association
450,000	7.300		05/01/11	473,544
Lloyds TSB Bank PLC(a)
2,175,000	4.375		01/12/15	2,144,076
National Australia Bank Ltd.(c)
875,000	8.600		05/19/10	883,768
PNC Funding Corp.(b)
1,376,000	0.389		01/31/12	1,365,761
Rabobank Nederland(a)
5,900,000	2.650		08/17/12	5,989,121
4,675,000	4.200		05/13/14	4,915,964
Royal Bank of Scotland Group PLC(a)
2,975,000	4.875		08/25/14	2,994,100
Sovereign Bank
5,848,000	5.125		03/15/13	5,994,446
US Bank NA
1,875,000	6.375		08/01/11	1,996,431
Wachovia Corp.
1,925,000	0.381	(b)	10/15/11	1,916,353
5,127,000	5.500		05/01/13	5,544,085
Wells Fargo Bank NA
525,000	7.550		06/21/10	532,618
Westpac Banking Corp.
9,225,000	2.250		11/19/12	9,289,593

				105,050,348

Brokerage – 0.5%
Morgan Stanley & Co.
600,000	0.501	(b)	01/18/11	600,046
1,350,000	5.050		01/21/11	1,397,555
2,750,000	6.750	(c)	04/15/11	2,903,032
850,000	6.000		05/13/14	918,117

				5,818,750

Captive Financial – 0.1%
American Express Centurion
623,000	5.200		11/26/10	640,022
Caterpillar Financial Services Corp.
725,000	4.850		12/07/12	779,736

				1,419,758

Construction Machinery – 0.1%
John Deere Capital Corp.
2,000,000	5.400		04/07/10	2,000,294

Electric – 1.7%
Carolina Power & Light Co.(c)
3,140,000	6.500		07/15/12	3,450,832
Enel Finance International SA(a)(c)
6,375,000	5.700		01/15/13	6,895,353
Pacific Gas & Electric Co.
2,850,000	1.204	(b)	06/10/10	2,854,925
725,000	4.200	(c)	03/01/11	746,298
Public Service Co. of Colorado(c)
2,325,000	7.875		10/01/12	2,662,360
Southern Co.
3,500,000	0.649	(b)	10/21/11	3,519,386
875,000	4.150	(c)	05/15/14	913,255

				21,042,409

Energy – 1.6%
Conoco Funding Co.(c)
1,375,000	6.350		10/15/11	1,483,232
ConocoPhillips
1,200,000	9.375		02/15/11	1,284,529
ConocoPhillips Canada Funding Co. I(c)
1,000,000	5.300		04/15/12	1,074,099
EnCana Corp.(c)
1,525,000	6.300		11/01/11	1,636,272
625,000	4.750		10/15/13	669,346
Shell International Finance BV(c)
12,800,000	1.875		03/25/13	12,787,456
StatoilHydro ASA(c)
650,000	3.875		04/15/14	677,679

				19,612,613

Food and Beverage – 1.0%
Cargill, Inc.(a)(c)
4,650,000	5.200		01/22/13	4,946,642
Diageo Finance BV
3,700,000	5.500		04/01/13	4,035,064
Kellogg Co.(c)
3,200,000	5.125		12/03/12	3,465,642

				12,447,348

Health Care Services(c) – 0.6%
Thermo Fisher Scientific, Inc.(a)
5,900,000	2.150		12/28/12	5,879,893
UnitedHealth Group, Inc.
1,400,000	5.125		11/15/10	1,436,817

				7,316,710

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Health Care Services(c) – (continued)

Health Care Products(c) – 0.5%
St. Jude Medical, Inc.
$5,825,000	2.200%	09/15/13	$5,801,613

Life Insurance – 2.6%
AXA Financial, Inc.(c)
2,125,000	7.750	08/01/10	2,171,754
Metropolitan Life Global Funding I(a)
3,400,000	5.125	11/09/11	3,549,291
6,000,000	2.500	01/11/13	6,004,728
1,725,000	5.125	04/10/13	1,851,955
3,437,000	5.125	06/10/14	3,640,422
Nationwide Life Global Funding I(a)
1,175,000	5.450	10/02/12	1,210,451
Prudential Financial, Inc.
3,625,000	5.800	06/15/12	3,898,942
1,625,000	2.750	01/14/13	1,626,978
Reinsurance Group of America, Inc.
2,375,000	6.750	12/15/11	2,546,420
Sun Life Financial Global Funding LP(a)(b)
3,750,000	0.542	10/06/13	3,628,635
TIAA Global Markets, Inc.(a)(c)
1,900,000	5.125	10/10/12	2,041,276

			32,170,852

Media(c) – 0.1%
The Walt Disney Co.
1,100,000	4.700	12/01/12	1,186,601

Media-Non Cable(c) – 0.7%
Reed Elsevier Capital, Inc.
3,425,000	4.625	06/15/12	3,607,090
4,050,000	7.750	01/15/14	4,660,841

			8,267,931

Noncaptive-Financial – 0.8%
General Electric Capital Corp.
1,400,000	5.200	02/01/11	1,451,645
HSBC Finance Corp.(b)
450,000	0.460	08/09/11	447,250
2,000,000	0.519	04/24/12	1,982,768
1,350,000	0.601	07/19/12	1,331,558
2,775,000	0.607	09/14/12	2,728,441
John Deere Capital Corp.
1,775,000	5.250	10/01/12	1,927,103

			9,868,765

Pharmaceuticals(c) – 1.7%
GlaxoSmithKline Capital, Inc.
1,375,000	4.850	05/15/13	1,490,364
Merck & Co., Inc.
2,550,000	1.875	06/30/11	2,574,261
Novartis Capital Corp.
6,650,000	1.900	04/24/13	6,646,249
Roche Holdings, Inc.(a)
9,175,000	4.500	03/01/12	9,699,370

			20,410,244

Pipelines – 0.1%
TransCanada Pipelines Ltd.
1,200,000	8.625	05/15/12	1,364,786

Property/Casualty Insurance(c) – 0.3%
The Chubb Corp.
450,000	6.000	11/15/11	482,268
The Travelers Cos., Inc.
3,150,000	5.375	06/15/12	3,394,639

			3,876,907

Real Estate Investment Trust(c) – 0.4%
Simon Property Group LP
2,475,000	4.200	02/01/15	2,468,310
WEA Finance LLC(a)
141,000	5.400	10/01/12	149,486
Westfield Capital Corp.(a)
1,825,000	4.375	11/15/10	1,853,397

			4,471,193

Retailers – 0.2%
Wal-Mart Stores, Inc.
2,400,000	3.200	05/15/14	2,460,763

Software – 0.2%
Microsoft Corp.
2,800,000	2.950	06/01/14	2,842,706

Technology(c) – 1.2%
Dell, Inc.
1,425,000	3.375	06/15/12	1,480,869
Hewlett-Packard Co.
1,600,000	2.250	05/27/11	1,624,611
2,725,000	4.250	02/24/12	2,878,657
1,820,000	6.125	03/01/14	2,049,608
International Business Machines Corp.
700,000	6.500	10/15/13	803,496
Oracle Corp.
5,050,000	4.950	04/15/13	5,486,179

			14,323,420

Tobacco – 0.4%
Philip Morris International, Inc.
4,775,000	4.875	05/16/13	5,128,880

Wireless Telecommunications(c) – 2.6%
New Cingular Wireless Services, Inc.
12,550,000	8.125	05/01/12	14,162,261
Telefonica Emisiones SAU(b)
2,150,000	0.580	02/04/13	2,103,261
Verizon Wireless Capital LLC
5,159,000	7.375	11/15/13	5,967,513
Vodafone Group PLC
4,325,000	5.350	02/27/12	4,617,510
4,450,000	5.000	12/16/13	4,802,694

			31,653,239

Wirelines Telecommunications – 1.8%
AT&T, Inc.(c)
950,000	6.250	03/15/11	998,709

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Wirelines Telecommunications – (continued)

Cellco Partnership/Verizon Wireless Capital LLC(c)
$4,500,000	3.750%	05/20/11	$4,640,076
2,025,000	5.250	02/01/12	2,157,953
Deutsche Telekom International Finance BV
1,500,000	8.500	06/15/10	1,522,181
France Telecom SA(c)
5,175,000	7.750	03/01/11	5,494,210
1,325,000	4.375	07/08/14	1,396,683
Telefonica Emisiones SAU(c)
2,850,000	5.984	06/20/11	2,995,911
Telefonica Europe BV(c)
2,900,000	7.750	09/15/10	2,987,655

			22,193,378

TOTAL CORPORATE OBLIGATIONS
(Cost $335,016,587)			$340,729,508

Agency Debentures – 4.4%

FNMA
$28,500,000	2.000%	04/01/11	$28,500,000
13,500,000	2.050	04/01/11	13,500,000
1,900,000	1.750	04/15/11	1,901,073
10,000,000	2.125	04/15/11	10,005,440

TOTAL AGENCY DEBENTURES
(Cost $54,082,465)			$53,906,513

Asset-Backed Securities – 10.0%

Autos – 4.9%
Bank of America Auto Trust Series 2009-1A, Class A2(a)
$8,605,689	1.700%	12/15/11	$8,634,717
Bank of America Auto Trust Series 2009-2A, Class A3(a)
6,500,000	2.130	09/15/13	6,598,039
Bank of America Auto Trust Series 2009-3A, Class A2(a)
13,750,000	0.890	04/15/12	13,777,408
Capital Auto Receivables Asset Trust Series 2007-3, Class A3A
505,567	5.000	09/15/11	510,633
Capital One Prime Auto Receivables Trust Series 2007-2, Class A3
558,203	4.890	01/15/12	563,421
Chase Manhattan Auto Owner Trust Series 2006-B, Class A4
418,059	5.110	04/15/14	425,378
Ford Credit Auto Owner Trust Series 2009-B, Class A3
15,000,000	2.790	08/15/13	15,347,743
Ford Credit Auto Owner Trust Series 2009-E, Class A2
11,000,000	0.800	03/15/12	11,010,252
Harley-Davidson Motorcycle Trust Series 2006-2, Class A2
287,270	5.350	03/15/13	294,630
Long Beach Auto Receivables Trust Series 2006-A, Class A4
1,167,814	5.500	05/15/13	1,192,036
Nissan Auto Receivables Owner Trust Series 2007-B, Class A3
319,482	5.030	05/16/11	320,533

USAA Auto Owner Trust Series 2007-2, Class A3
532,164	4.900	02/15/12	536,974

			59,211,764

Credit Card – 1.9%
Bank of America Credit Card Trust Series 2006-A16, Class A16
425,000	4.720	05/15/13	436,976
Chase Issuance Trust Series 2005-A8, Class A8(b)
5,700,000	0.270	10/15/12	5,698,097
Chase Issuance Trust Series 2007-A15, Class A
2,500,000	4.960	09/17/12	2,551,007
Chase Issuance Trust Series 2009-A5, Class A5(b)
15,000,000	1.030	06/15/12	15,019,330

			23,705,410

Home Equity(b) – 0.0%
Aegis Asset Backed Securities Trust Series 2006-1, Class A1
26,033	0.326	01/25/37	25,352
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
32,265	6.745	06/25/28	16,010
Centex Home Equity Series 2004-D, Class MV3
189,136	1.246	09/25/34	2,409
Countrywide Asset-Backed Certificates Series 2006-20, Class 2A1
28,976	0.296	04/25/47	28,310
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
63,392	1.746	05/25/34	12,086

			84,167

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
82,737	4.350	05/15/14	69,412

Student Loan – 3.2%
Access Group, Inc. Series 2002-1, Class A2(b)
5,924,523	0.464	09/25/25	5,907,204
College Loan Corp. Trust Series 2004-1, Class A3(b)
4,500,000	0.409	04/25/21	4,485,031
College Loan Corp. Trust Series 2005-2, Class A2(b)
7,828,123	0.361	10/15/21	7,798,273
Collegiate Funding Services Education Series 2003-A, Class A2(b)
3,257,627	0.588	09/28/20	3,250,228
Educational Services of America, Inc. Series 2010-1, Class A1(a)(b)
3,000,000	1.100	07/25/23	2,993,502
GCO Slims Trust Series 2006-1A Class Note(a)
210,025	5.720	03/01/22	151,218
SLM Student Loan Trust Series 2004-9, Class A4(b)
4,731,700	0.379	04/25/17	4,722,959
SLM Student Loan Trust Series 2006-7, Class A4(b)
5,500,000	0.319	04/25/22	5,430,059

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Asset-Backed Securities – (continued)
Student Loan – (continued)

SLM Student Loan Trust Series 2008-6, Class A1(b)
$4,040,600	0.649%		10/27/14	$4,045,361

				38,783,835

TOTAL ASSET-BACKED SECURITIES
(Cost $121,691,670)				$121,854,588

Foreign Debt Obligations – 6.3%

Sovereign – 2.7%
Kommunalbanken AS
$11,900,000	5.125%		05/30/12	$12,618,445
Landeskreditbank Baden-Wuerttemberg Foerderbank
7,340,000	3.250		10/29/10	7,438,657
5,600,000	0.512	(b)	11/04/11	5,617,004
NRW.BANK
7,500,000	5.375		07/19/10	7,601,550

				33,275,656

Supranational – 3.6%
European Investment Bank(b)
6,250,000	0.552		03/05/12	6,292,069
International Bank for Reconstruction & Development
14,300,000	1.400	(d)	04/14/11	14,684,969
22,500,000	1.650		05/18/11	22,633,737

				43,610,775

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $76,343,823)				$76,886,431

Government Guarantee Obligations – 30.2%

Achmea Hypotheekbank NV(a)(b)(e)
$8,200,000	0.599%		11/03/14	$8,188,856
ANZ National (International) Ltd.(a)(e)
4,700,000	0.429	(b)	08/05/11	4,705,663
5,800,000	3.250		04/02/12	6,038,739
Bank of America Corp.(b)(f)
18,200,000	1.072		12/02/11	18,460,205
19,200,000	0.471		06/22/12	19,280,429
Bank of America NA(b)(f)
4,000,000	0.458		12/23/10	4,007,116
Citibank NA(f)
1,000,000	1.875		05/07/12	1,012,968
Citigroup Funding, Inc.(f)
17,000,000	0.579	(b)	04/30/12	17,118,031
14,700,000	1.875		11/15/12	14,806,546
Citigroup, Inc.(f)
2,600,000	0.804	(b)	12/09/10	2,610,964
7,700,000	2.125		04/30/12	7,840,956
Danske Bank AS(e)
14,400,000	1.102		08/23/10	14,403,254
5,200,000	2.500	(a)	05/10/12	5,287,749

Dexia Credit Local(a)(e)
6,300,000	2.375		09/23/11	6,433,957
10,000,000	0.501	(b)	01/12/12	10,075,000
FIH Erhvervsbank AS(a)(e)
12,300,000	0.645		09/29/10	12,295,467
5,500,000	2.450		08/17/12	5,591,685
5,700,000	0.482	(b)	12/06/12	5,698,153
General Electric Capital Corp.(f)
9,000,000	0.456	(b)	03/12/12	9,035,595
12,000,000	0.422	(b)	06/01/12	12,044,880
3,400,000	2.000		09/28/12	3,442,106
5,000,000	0.271	(b)	12/21/12	4,999,990
9,000,000	2.625		12/28/12	9,233,280
ING Bank NV(a)(b)(e)
9,500,000	1.050		02/09/12	9,518,867
JPMorgan Chase & Co.(b)(f)
1,600,000	0.332		02/23/11	1,602,762
Landwirtschaftliche Rentenbank(e)
3,500,000	3.125		06/15/11	3,599,092
8,200,000	1.875		09/24/12	8,270,319
2,400,000	4.125		07/15/13	2,554,625
6,500,000	4.875		01/10/14	7,057,027
LeasePlan Corp. NV(a)(e)
1,800,000	3.000		05/07/12	1,868,033
Royal Bank of Scotland Group PLC(a)(e)
10,800,000	1.500		03/30/12	10,823,029
2,700,000	0.950	(b)	05/11/12	2,728,642
Societe Financement de l’Economie Francaise(a)(e)
15,700,000	1.500		10/29/10	15,745,312
14,100,000	2.000		02/25/11	14,296,300
2,525,000	2.125		01/30/12	2,564,817
21,300,000	2.375		03/26/12	21,687,872
Suncorp-Metway Ltd.(a)(b)(e)
7,500,000	0.633		12/17/10	7,499,489
5,500,000	1.501		04/15/11	5,565,186
SunTrust Bank(b)(f)
4,500,000	0.907		12/16/10	4,522,595
Swedbank AB(a)(e)
4,700,000	2.800		02/10/12	4,821,603
The Huntington National Bank(b)(f)
18,700,000	0.652		06/01/12	18,874,434
United States Central Federal Credit Union(f)
3,200,000	1.250		10/19/11	3,215,416
2,300,000	1.900		10/19/12	2,319,932
Westpac Banking Corp.(a)(e)
10,500,000	3.250		12/16/11	10,856,895
7,200,000	1.900		12/14/12	7,290,043

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $368,073,416)				$369,893,879

U.S. Treasury Obligations – 7.6%

United States Treasury Inflation Protected Securities(g)
$77,998,294	0.875%		04/15/10	78,016,545

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – (continued)

United States Treasury Notes
$9,600,000	2.250%	01/31/15	$9,495,754
5,300,000	2.500	03/31/15	5,284,895

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $92,947,098)			$92,797,194

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost $1,048,155,059)			$1,056,068,113

Short-term Investments – 12.4%

Commercial Paper – 1.0%
Westpac Banking Corp.
$12,000,000	0.740%	07/09/10	$11,975,250

Repurchase Agreement(h) – 11.4%
Joint Repurchase Agreement Account II
139,200,000	0.019	04/01/10	139,200,000
Maturity Value: $139,200,073

TOTAL SHORT-TERM INVESTMENTS
(Cost $151,175,250)			$151,175,250

TOTAL INVESTMENTS – 98.7%
(Cost $1,199,330,309)			$1,207,243,363

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			16,493,008

NET ASSETS – 100.0%			$1,223,736,371

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $288,342,690, which represents approximately 23.6% of net assets as of March 31, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2010.

(e)	Guaranteed by a foreign government. Total market value of the securities amounts to $215,465,674, which represents approximately 17.6% of net assets as of March 31, 2010.

(f)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of the securities amounts to $154,428,205, which represents approximately 12.6% of net assets as of March 31, 2010.

(g)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(h)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on page 57.

Investment Abbreviation:
FNMA	—	Federal National Mortgage Association

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	924	June 2010	$230,145,300	$273,063
Eurodollars	391	September 2010	97,227,038	49,160
Eurodollars	366	December 2010	90,740,550	37,497
Eurodollars	145	March 2011	35,822,250	17,763
Eurodollars	(98)	June 2011	(24,119,025)	(3,920)
Eurodollars	(98)	September 2011	(24,029,600)	(2,370)
Eurodollars	(98)	December 2011	(23,942,625)	705
Eurodollars	(122)	March 2012	(29,711,575)	7,670
Eurodollars	(122)	June 2012	(29,621,600)	11,945
Eurodollars	(98)	September 2012	(23,727,025)	16,905
Eurodollars	(98)	December 2012	(23,662,100)	19,355
2 Year U.S. Treasury Notes	(893)	June 2010	(193,739,142)	(23,732)
5 Year U.S. Treasury Notes	(60)	June 2010	(6,890,625)	42,742

TOTAL				$446,783

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2010, the Fund had an outstanding swap contract with the following terms:

CREDIT DEFAULT SWAP CONTRACT

					Credit
					Spread at		Upfront
		Notional	Rates received		March 31,		Payments
	Referenced	Amount	(paid) by	Termination	2010	Market	made (received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(basis points)(a)	Value	by the Fund	Gain (Loss)

Protection Sold:
JPMorgan Securities, Inc.	Johnson & Johnson 5.150%, 08/15/12	$6,000	1.000%	06/20/12	25	$101,215	$98,588	$2,627

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 50.5%

Collateralized Mortgage Obligations – 6.8%
Adjustable Rate Non-Agency(a) – 0.6%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$91,105	3.175%	04/25/35	$79,160
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
31,277	3.952	08/25/33	27,294
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
1,530,226	3.824	02/25/37	1,395,688
Chase Mortgage Finance Corp. Series 2007-A1, Class 7A1
965,336	4.562	02/25/37	896,491
Countrywide Home Loan Trust Series 2003-37, Class 1A1
40,093	3.851	08/25/33	34,810
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
142,755	2.841	03/25/33	122,039
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
55,797	3.007	12/25/34	52,396
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
461,997	5.008	07/25/35	403,230
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
1,222,958	0.794	11/25/29	992,006
Sequoia Mortgage Trust Series 2004-09, Class A2
723,556	1.128	10/20/34	572,462
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 1A
214,466	3.093	05/25/34	187,501
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
76,308	2.582	09/25/34	66,760
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
831,431	2.811	11/25/33	683,399
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
212,234	3.080	06/25/34	197,462

			5,710,698

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)(c)
91,500	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)(c)
125,332	0.000	08/25/33	—
FNMA REMIC Series 2004-47, Class EI(a)(c)
2,020,292	0.000	06/25/34	14,173
FNMA REMIC Series 2004-62, Class DI(a)(c)
889,590	0.000	07/25/33	5,638
FNMA REMIC Series 2004-71, Class DI(a)(c)
1,761,456	0.000	04/25/34	41,861
FNMA Series 151, Class 2
14,762	9.500	07/25/22	3,154
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
42,936	0.120	08/25/33	61

Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
19,974	0.320	07/25/33	73

			64,960

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
54,279	25.740	10/16/31	67,648
GNMA Series 2001-51, Class SA
42,189	31.503	10/16/31	62,709
GNMA Series 2001-51, Class SB
52,944	25.740	10/16/31	75,260
GNMA Series 2001-59, Class SA
47,143	25.578	11/16/24	65,312
GNMA Series 2002-13, Class SB
184,501	36.493	02/16/32	320,411

			591,340

Principal Only(d) – 0.0%
FNMA REMIC Trust Series G-35, Class N
14,121	0.000	10/25/21	12,030

Regular Floater(a) – 1.7%
BCAP LLC Trust Series 2006-RR1, Class CF
634,583	0.886	11/25/36	549,921
FHLMC REMIC Series 1760, Class ZB
422,561	3.080	05/15/24	429,844
FNMA REMIC Series 2006-68, Class FM
14,999,660	0.696	08/25/36	14,983,913

			15,963,678

Sequential Fixed Rate – 4.3%
FHLMC REMIC Series 2329, Class ZA
2,701,720	6.500	06/15/31	2,929,497
FHLMC REMIC Series 2590, Class NV
2,000,000	5.000	03/15/18	2,133,112
FHLMC REMIC Series 3284, Class CA
10,817,763	5.000	10/15/21	11,415,457
FNMA REMIC Series 2001-53, Class GH
337,440	8.000	09/25/16	368,894
FNMA REMIC Series 2007-36, Class AB
15,334,101	5.000	11/25/21	16,167,148
GNMA 2002-42 Class KZ
6,814,962	6.000	06/16/32	7,409,996

			40,424,104

Sequential Floater(a)(e) – 0.1%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
961,138	0.798	02/25/48	963,998

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$63,730,808

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floater – (continued)

Commercial Mortgage-Backed Securities – 1.5%
Interest Only(a)(b)(e) – 0.1%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
$14,340,781	1.189%	03/13/40	$162,260
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP
7,712,426	1.693	05/15/38	22,925
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
12,036,553	0.920	01/15/38	101,094
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
14,247,247	1.463	02/11/36	196,431

			482,710

Sequential Fixed Rate – 1.4%
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
5,465,712	7.202	10/15/32	5,526,591
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
8,000,000	6.278	11/15/39	8,382,472

			13,909,063

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$14,391,773

Federal Agencies – 42.2%
Adjustable Rate FHLMC(a) – 0.7%
$230,498	2.860%	11/01/32	$239,352
2,915,200	2.756	09/01/33	3,027,561
2,839,096	3.849	08/01/35	2,926,129

			6,193,042

Adjustable Rate FNMA(a) – 2.1%
340,660	2.849	11/01/32	355,764
450,834	2.785	12/01/32	470,120
3,547,864	4.207	05/01/33	3,612,982
72,835	2.860	06/01/33	75,388
3,224,648	4.079	10/01/33	3,347,881
3,413,197	2.578	02/01/35	3,533,490
4,174,642	4.783	09/01/35	4,328,749
3,462,045	5.218	06/01/37	3,625,031

			19,349,405

Adjustable Rate GNMA(a) – 0.7%
146,844	4.375	06/20/23	151,953
67,355	3.625	07/20/23	69,317
71,261	3.625	08/20/23	73,341
185,635	3.625	09/20/23	191,064
54,466	4.375	03/20/24	56,193
474,192	4.375	04/20/24	491,646
58,602	4.375	05/20/24	60,681
488,332	4.375	06/20/24	505,770
265,117	3.625	07/20/24	273,031
367,244	3.625	08/20/24	378,227
115,894	3.625	09/20/24	119,365

141,926	3.125	11/20/24	145,762
121,817	3.125	12/20/24	126,290
96,884	4.375	01/20/25	100,014
47,878	4.375	02/20/25	49,426
165,628	4.375	05/20/25	171,632
123,605	3.625	07/20/25	127,386
59,069	4.375	02/20/26	61,023
3,367	3.625	07/20/26	3,472
176,089	4.375	01/20/27	182,008
61,091	4.375	02/20/27	63,147
479,341	4.375	04/20/27	497,302
54,541	4.375	05/20/27	56,588
54,781	4.375	06/20/27	56,895
18,322	3.125	11/20/27	18,864
76,593	3.125	12/20/27	78,861
151,533	4.375	01/20/28	156,704
51,807	4.250	02/20/28	53,522
56,955	4.375	03/20/28	58,903
289,095	3.625	07/20/29	298,541
121,144	3.625	08/20/29	124,986
36,826	3.625	09/20/29	38,033
147,754	3.125	10/20/29	152,135
189,111	3.125	11/20/29	194,725
43,874	3.125	12/20/29	45,147
61,260	4.250	01/20/30	63,291
32,053	4.250	02/20/30	33,118
123,782	4.250	03/20/30	127,886
186,149	4.375	04/20/30	193,394
464,138	4.375	05/20/30	482,202
38,450	4.375	06/20/30	39,906
377,361	3.625	07/20/30	389,693
65,279	3.625	09/20/30	67,415
128,525	2.875	10/20/30	132,022
259,562	4.000	03/20/32	267,091

			7,027,972

FHLMC – 8.2%
371,287	6.500	12/01/13	403,927
15,926	4.000	02/01/14	16,452
8,027	6.500	02/01/14	8,733
281,649	4.000	03/01/14	290,950
53,171	4.000	04/01/14	54,927
2,050,738	7.500	11/01/14	2,227,547
2,970	7.000	02/01/15	3,189
790,919	5.500	07/01/15	851,204
85,805	8.000	07/01/15	93,873
11,888	7.000	01/01/16	12,910
31,689	7.000	02/01/16	34,415
34,170	7.000	09/01/17	38,011
20,881	7.000	10/01/17	23,229
140,636	4.500	05/01/18	148,095
248,627	5.500	05/01/18	268,245
84,661	4.500	06/01/18	89,152
1,667,233	5.500	06/01/18	1,798,528
200,256	4.500	09/01/18	210,879
257,451	4.500	10/01/18	271,108

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$22,434	10.000%	10/01/18		$23,788
1,243,427	5.000	12/01/18		1,328,654
102,641	4.500	01/01/19		108,085
92,902	4.500	03/01/19		97,830
398,399	5.000	06/01/19		425,126
3,565,730	5.000	11/01/19		3,804,944
59,864	10.000	07/01/20		63,917
78,436	10.000	10/01/20		83,617
201,994	6.500	07/01/21		219,494
14,412	6.500	08/01/22		15,649
143,724	9.000	10/01/22		167,148
1,117,070	4.500	10/01/23		1,141,547
567,364	6.500	07/01/28		604,633
5,230	8.000	07/01/30		5,700
33,135	7.500	12/01/30		36,652
5,827	7.500	01/01/31		6,445
168,526	7.000	04/01/31		187,927
1,329,020	6.000	05/01/33		1,445,932
1,276,520	6.000	10/01/34		1,383,049
3,462,880	4.500	10/01/35		3,489,624
201,772	5.000	12/01/35		209,323
840,034	5.500	01/01/36		889,745
1,901	5.500	02/01/36		2,013
19,884	6.000	06/01/36		21,444
163,064	5.000	04/01/38		168,835
13,138,853	6.000	11/01/38		14,298,767
1,297,597	5.000	03/01/39		1,343,086
2,411,590	5.000	04/01/39		2,496,938
809,875	5.000	05/01/39		839,423
3,896,176	5.000	06/01/39		4,036,440
1,467,976	5.000	07/01/39		1,520,448
500,358	5.000	08/01/39		517,974
5,696,005	4.500	09/01/39		5,725,710
8,436,123	5.000	09/01/39		8,726,457
3,260,415	5.000	10/01/39		3,374,244
4,105,013	5.000	11/01/39		4,244,207
695,268	5.000	12/01/39		718,790
4,272,306	5.000	01/01/40		4,420,276
1,000,000	5.500	TBA-30yr	(f)	1,055,938
1,000,000	6.000	TBA-30yr	(f)	1,072,969

				77,168,162

FNMA – 23.5%
158,990	4.500	03/01/13		163,365
75,084	4.500	05/01/13		77,188
105,692	4.000	06/01/13		108,262
163,379	4.500	06/01/13		168,036
142,983	4.000	07/01/13		146,988
176,509	4.500	07/01/13		182,260
202,013	4.000	08/01/13		206,995
83,401	4.500	08/01/13		85,855
311,704	4.000	09/01/13		319,495
360,106	4.500	09/01/13		370,860
639,183	4.000	10/01/13		655,365
40,059	7.000	03/01/14		43,650
333,473	4.000	04/01/14		342,465

1,353,876	5.500	09/01/14		1,459,822
60,209	7.000	03/01/15		65,079
19,138	8.000	01/01/16		21,013
92,901	6.000	11/01/16		100,592
254,170	8.000	11/01/16		290,202
554,634	5.000	08/01/17		580,783
336,450	5.000	11/01/17		358,667
12,424,791	5.000	12/01/17		13,256,519
2,026,110	5.000	01/01/18		2,159,900
686,546	5.000	02/01/18		733,255
2,571,683	5.000	03/01/18		2,746,646
851,939	5.000	04/01/18		909,901
159,060	4.500	05/01/18		167,462
1,009,714	5.000	05/01/18		1,078,345
655,725	4.500	06/01/18		690,159
1,408,810	5.000	06/01/18		1,503,496
69,379	4.500	07/01/18		73,044
77,773	5.000	07/01/18		83,065
106,912	4.500	08/01/18		112,526
61,492	5.000	08/01/18		65,676
75,232	4.500	09/01/18		79,183
930,030	5.000	09/01/18		993,304
792,293	4.500	10/01/18		833,926
4,852,709	5.000	10/01/18		5,181,780
146,806	4.500	11/01/18		154,515
43,105	5.000	11/01/18		46,000
263,876	4.500	12/01/18		277,732
93,080	4.500	01/01/19		97,968
627,168	5.000	01/01/19		668,113
781,858	5.000	02/01/19		833,002
126,090	4.500	03/01/19		132,711
1,747,121	5.000	04/01/19		1,865,986
589,074	4.500	05/01/19		618,941
438,473	5.000	05/01/19		467,782
86,559	4.500	06/01/19		90,947
1,813,414	5.000	06/01/19		1,936,789
34,041	5.000	07/01/19		36,316
32,052	5.000	08/01/19		34,194
288,463	6.500	08/01/19		318,060
1,947,583	6.000	09/01/19		2,108,814
28,096	9.500	08/01/20		32,583
29,015	9.500	10/01/20		33,649
35,738	5.000	12/01/20		38,058
2,418,418	6.000	12/01/20		2,618,626
76,429	6.000	05/01/21		82,637
34,211	6.000	07/01/21		36,990
831,467	6.000	09/01/21		898,946
623,547	5.000	01/01/22		659,940
188,679	5.000	04/01/22		199,287
126,127	5.000	06/01/22		133,259
75,470	6.000	09/01/22		81,553
1,972,070	5.500	02/01/23		2,092,202
1,288,581	6.000	02/01/23		1,393,243
319,733	4.500	05/01/23		332,275
33,218	5.000	05/01/23		35,081
2,955,767	5.500	08/01/23		3,135,822

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$604,353	6.000%	11/01/28		$657,574
26,970	6.500	11/01/28		29,650
1,477	5.500	04/01/29		1,572
49,104	7.000	11/01/30		55,045
610,907	6.000	03/01/31		664,848
226,078	7.000	07/01/31		250,396
674	6.000	03/01/32		728
19,100,446	5.500	04/01/33		20,240,506
44,205	6.000	05/01/33		47,771
25,443	5.000	07/01/33		26,402
4,538,977	5.500	07/01/33		4,790,789
262,705	5.000	08/01/33		272,968
4,026,792	4.500	09/01/33		4,077,338
26,623	5.000	09/01/33		27,663
27,213	5.500	09/01/33		28,833
27,693	5.000	11/01/33		28,775
16,771	5.000	12/01/33		17,426
26,171	6.000	12/01/33		28,261
16,432	5.000	01/01/34		17,074
34,909	5.500	02/01/34		36,955
5,608	5.500	04/01/34		5,937
32,676	5.500	05/01/34		34,570
1,137	5.500	06/01/34		1,202
47,071	5.500	08/01/34		49,829
3,184	5.500	10/01/34		3,368
367,857	5.500	12/01/34		388,836
9,825	6.000	12/01/34		10,573
167,031	6.000	02/01/35		179,747
24,431	5.000	03/01/35		25,273
36,013	5.000	04/01/35		37,262
54,985	5.500	04/01/35		58,190
1,458,629	6.000	04/01/35		1,585,488
21,315	5.000	05/01/35		22,049
291,266	5.000	07/01/35		301,354
45,963	5.500	07/01/35		48,649
233,759	6.000	07/01/35		250,971
828,870	5.000	08/01/35		858,004
4,961	5.500	08/01/35		5,268
3,335	6.000	08/01/35		3,560
213,604	5.000	09/01/35		220,965
45,934	5.500	09/01/35		48,611
73,991	5.000	10/01/35		76,540
540,244	6.000	10/01/35		581,997
110,081	5.000	11/01/35		113,874
1,299,968	6.000	11/01/35		1,389,214
23,395	5.500	12/01/35		24,730
701,013	6.000	01/01/36		752,630
1,083	5.500	02/01/36		1,144
62,498	6.000	02/01/36		66,397
435,390	6.000	03/01/36		464,521
472,709	6.000	04/01/36		504,709
58,855	6.000	06/01/36		62,526
41,451	5.000	07/01/36		42,944
519,956	6.000	09/01/36		557,917
800,552	6.000	12/01/36		859,248
380,123	6.000	01/01/37		407,994

5,575	5.500	02/01/37		5,887
124,045	5.500	04/01/37		131,178
11,018	5.500	05/01/37		11,640
3,722	5.500	06/01/37		3,932
746	5.500	08/01/37		788
2,257,150	7.500	11/01/37		2,504,220
2,073	5.500	12/01/37		2,190
4,011	5.500	02/01/38		4,239
4,111,776	5.000	03/01/38		4,246,212
63,237	5.500	03/01/38		66,844
170,889	5.500	04/01/38		180,796
51,399	5.500	05/01/38		54,329
13,281	5.500	06/01/38		14,039
16,249	5.500	07/01/38		17,175
18,745	5.500	08/01/38		19,815
12,495	5.500	09/01/38		13,207
5,866	5.500	12/01/38		6,200
139,230	5.000	01/01/39		144,065
598,045	5.000	02/01/39		618,847
76,654	5.500	02/01/39		81,146
178,330	4.500	03/01/39		178,938
101,302	4.500	03/01/39		101,647
216,371	4.500	03/01/39		217,145
585,479	5.000	03/01/39		605,811
209,782	0.500	04/01/39		210,497
126,816	5.000	04/01/39		131,221
44,053	0.550	05/01/39		44,208
1,140,922	5.000	05/01/39		1,181,357
256,717	5.500	05/01/39		257,591
185,111	4.500	06/01/39		186,086
299,226	5.000	06/01/39		309,699
222,582	4.500	07/01/39		223,755
1,597,975	5.000	07/01/39		1,654,418
423,651	4.500	08/01/39		425,585
7,382,928	5.000	08/01/39		7,629,923
489,519	4.500	09/01/39		492,101
7,837,909	5.000	09/01/39		8,106,234
1,973,845	4.500	10/01/39		1,982,524
8,375,530	5.000	10/01/39		8,662,710
192,003	4.500	11/01/39		192,657
1,308,578	5.000	11/01/39		1,351,499
1,833,862	4.500	12/01/39		1,840,287
6,008,835	5.000	12/01/39		6,215,264
1,280,161	4.500	01/01/40		1,285,834
2,629,786	5.000	01/01/40		2,723,749
107,950	4.500	02/01/40		108,317
276,176	5.000	02/01/40		285,261
13,000,000	4.500	TBA-30yr	(f)	13,152,347
5,000,000	5.500	TBA-30yr	(f)	5,246,095
26,000,000	6.000	TBA-30yr	(f)	27,738,750
20,000,000	6.500	TBA-30yr	(f)	21,594,531

				221,716,605

GNMA – 7.0%
390	9.000	08/15/16		436
260,539	7.000	12/15/27		291,353

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)

$30,252	6.500%	08/15/28	$33,628
402,612	6.000	01/15/29	434,000
283,232	7.000	10/15/29	316,969
4,507,618	5.500	12/15/32	4,810,240
9,415,906	5.000	05/15/33	9,864,561
5,714,699	5.000	06/15/33	5,986,754
19,133,424	5.000	07/15/33	20,044,294
2,308,108	5.000	09/15/33	2,417,988
3,809,047	5.000	03/15/34	3,987,058
2,308,249	5.500	06/15/34	2,457,826
1,044,225	5.000	04/15/39	1,089,709
2,176,375	5.000	05/15/39	2,269,541
97,702	4.500	06/15/39	99,106
3,090,704	5.000	06/15/39	3,223,659
1,182,750	5.000	07/15/39	1,232,939
98,190	4.500	10/15/39	99,601
6,919,009	5.000	10/15/39	7,215,785

			65,875,447

TOTAL FEDERAL AGENCIES			$397,330,633

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $462,910,227)			$475,453,214

Agency Debentures – 18.5%

FFCB
$9,000,000	4.750%	11/06/12	$9,712,386
10,000,000	5.050	08/01/18	10,836,950
FHLB
10,000,000	5.375 (g)	06/13/14	11,109,050
1,500,000	5.000	09/28/29	1,461,852
FHLMC
13,100,000	1.750	07/27/11	13,113,087
18,200,000	1.625	08/11/11	18,225,607
19,500,000	2.050	05/11/12	19,535,880
5,100,000	5.050	01/26/15	5,590,911
FNMA
30,000,000	2.050	04/01/11	30,000,000
8,000,000	1.750	04/15/11	8,004,518
13,935,000	1.700	04/29/11	13,946,023
New Valley Generation
3,521,599	4.929	01/15/21	3,533,997
New Valley Generation II
4,007,811	5.572	05/01/20	4,258,767
Private Export Funding Corp.
14,600,000	3.050	10/15/14	14,778,498
Small Business Administration
228,344	6.700	12/01/16	249,150
162,851	7.150	03/01/17	179,493
131,218	7.500	04/01/17	144,355
61,915	7.300	05/01/17	68,084
50,122	6.800	08/01/17	54,986
186,867	6.300	05/01/18	202,927
116,688	6.300	06/01/18	126,752

Tennessee Valley Authority
4,000,000	5.375	04/01/56	3,986,895
Tennessee Valley Authority Series B
4,200,000	4.375	06/15/15	4,467,250

TOTAL AGENCY DEBENTURES
(Cost $170,564,209)			$173,587,418

Asset-Backed Securities – 1.1%

Home Equity(a) – 0.3%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$105,335	3.059%	04/25/34	$94,270
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
546,644	0.606	10/25/34	470,487
Household Home Equity Loan Trust Series 2007-3, Class APT
3,032,398	1.440	11/20/36	2,632,531
Securitized Asset Backed Receivables LLC Trust Series 2004-OP2, Class A2
21,324	0.596	08/25/34	13,822

			3,211,110

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
166,393	8.330	04/01/30	166,096

Student Loan(a) – 0.8%
Missouri Higher Education Loan Authority Student Loan VRDN RB Series 2010, Class A-1
2,500,000	1.224	11/26/32	2,514,534
SLM Student Loan Trust Series 2006-7, Class A4
4,750,000	0.319	04/25/22	4,689,597

			7,204,131

TOTAL ASSET-BACKED SECURITIES
(Cost $11,069,039)			$10,581,337

Government Guarantee Obligations(h) – 13.8%

Citigroup Funding, Inc.
$29,500,000	1.875%	10/22/12	$29,715,164
8,000,000	1.875	11/15/12	8,057,984
General Electric Capital Corp.
12,900,000	2.000	09/28/12	13,059,754
14,500,000	0.271 (a)	12/21/12	14,499,971
GMAC, Inc.
15,000,000	1.750	10/30/12	15,086,775
20,000,000	2.200	12/19/12	20,300,540
PNC Funding Corp.
10,000,000	2.300	06/22/12	10,222,422
Private Export Funding Corp.
7,000,000	3.550	04/15/13	7,339,437

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Government Guarantee Obligations(h) – (continued)

United States Central Federal Credit Union
$6,800,000	1.250%	10/19/11	$6,832,759
5,000,000	1.900	10/19/12	5,043,330

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $129,187,362)			$130,158,136

U.S. Treasury Obligations – 8.5%

United States Treasury Bonds
$5,700,000	4.375%	11/15/39	$5,390,062
5,600,000	4.625	02/15/40	5,519,500
United States Treasury Inflation Protected Securities
25,503,841	0.875	04/15/10	25,509,809
6,222,530	2.500	07/15/16	6,798,114
1,839,088	2.375	01/15/25	1,925,152
6,702,608	2.000	01/15/26	6,667,527
701,694	2.125	02/15/40	695,609
United States Treasury Notes
10,400,000	1.375	03/15/13	10,339,056
400,000	2.500	03/31/15	398,860
300,000	3.000	02/28/17	295,289
300,000	2.750	02/15/19	278,461
1,700,000	3.375	11/15/19	1,640,075
United States Treasury Principal-Only STRIPS(d)
7,100,000	0.000	08/15/20	4,581,211
12,900,000	0.000	05/15/21	7,975,863
3,000,000	0.000	11/15/21	1,797,117

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $79,602,261)			$79,811,705

Municipal Debt Obligation – 0.2%

New Jersey – 0.2%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,191,460
(Cost $2,000,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $855,333,098)			$871,783,270

Short-term Investment(i) – 14.0%

Repurchase Agreement – 14.0%
Joint Repurchase Agreement Account II
$132,100,000	0.019%	04/01/10	$132,100,000
Maturity Value: $132,100,070
(Cost $132,100,000)

TOTAL INVESTMENTS – 106.6%
(Cost $987,433,098)			$1,003,883,270

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.6)%			(62,148,783)

NET ASSETS – 100.0%			$941,734,487

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,446,708, which represents approximately 0.2% of net assets as of March 31, 2010.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $69,860,630, which represents approximately 7.4% of net assets as of March 31, 2010.

(g)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(h)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $130,158,136, which represents approximately 13.8% of net assets as of March 31, 2010.

(i)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on page 57.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corporation
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Assurance
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and
Principal of Securities
VRDN	—	Variable Rate Demand Notes

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	38	September 2010	$9,449,175	$5,130
Eurodollars	37	December 2010	9,173,225	3,608
2 Year U.S. Treasury Notes	250	June 2010	54,238,282	(75,582)
5 Year U.S. Treasury Notes	1,087	June 2010	124,835,156	(416,931)
10 Year U.S. Treasury Notes	1,110	June 2010	129,037,500	(670,007)
30 Year U.S. Treasury Bonds	268	June 2010	31,121,500	(148,802)

TOTAL				$(1,302,584)

SWAP CONTRACTS — At March 31, 2010, the Fund had outstanding swap contracts with the following terms(a):

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	received by	made by	Market	made (received)	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Banc of America Securities LLC	$2,600	06/16/17	3 month LIBOR	3.250%	$33,116	$66,481	$(33,365)
	9,200	06/16/17	3 month LIBOR	3.250	117,183	299,736	(182,553)
Citibank NA	15,400	06/16/17	3 month LIBOR	3.250	196,154	186,591	9,563
Credit Suisse First Boston Corp.	10,300	06/16/17	3.250%	3 month LIBOR	(131,194)	(102,382)	(28,812)
	19,900	06/16/17	3.250	3 month LIBOR	(253,472)	(144,275)	(109,197)
Deutsche Bank Securities, Inc.	7,800	06/16/17	3 month LIBOR	3.250	99,351	239,460	(140,109)
	7,900	06/16/17	3 month LIBOR	3.250	100,624	201,845	(101,221)
	8,200	06/16/17	3 month LIBOR	3.250	104,446	263,056	(158,610)
	17,400	06/16/17	3 month LIBOR	3.250	221,629	199,596	22,033

TOTAL					$487,837	$1,210,108	$(722,271)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – 93.0%

United States Treasury Inflation Protected Securities
$8,541,330	3.375%	01/15/12	$9,141,222
8,194,136	3.000	07/15/12	8,826,625
29,491,750	1.875	07/15/13	31,203,657
5,628,384	2.000	01/15/14	5,976,201
14,750,970	1.625	01/15/15	15,410,161
13,210,735	1.875	07/15/15	13,980,670
11,571,278	2.000	01/15/16	12,276,408
18,989,445	2.500	07/15/16	20,745,969
5,479,287	2.375	01/15/17	5,916,348
2,090,780	2.625	07/15/17	2,297,897
22,069,056	2.375	01/15/25	23,101,822
24,343,349	2.000 (a)	01/15/26	24,215,936
16,330,424	2.375	01/15/27	17,019,372
6,825,786	1.750	01/15/28	6,461,569
6,162,068	3.625	04/15/28	7,512,430
14,531,760	2.500	01/15/29	15,360,521
3,408,228	2.125	02/15/40	3,378,672

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $220,118,977)			$222,825,480

Short-term Investment(b) – 6.8%

Repurchase Agreement – 6.8%
Joint Repurchase Agreement Account II
$16,300,000	0.019%	04/01/10	$16,300,000
Maturity Value: $16,300,009
(Cost $16,300,000)

TOTAL INVESTMENTS – 99.8%
(Cost $236,592,049)			$239,125,480

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			566,112

NET ASSETS – 100.0%			$239,691,592

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(b)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on page 57.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(2)	September 2010	$(497,325)	$(4,448)
2 Year U.S. Treasury Notes	34	June 2010	7,376,406	(6,788)
5 Year U.S. Treasury Notes	73	June 2010	8,383,594	(36,891)
10 Year U.S. Treasury Notes	8	June 2010	930,000	(8,774)
30 Year U.S. Treasury Bonds	(34)	June 2010	(3,948,250)	26,706

TOTAL				$(30,195)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 17.6%

Collateralized Mortgage Obligations – 4.4%
Interest Only(a) – 0.0%
FHLMC REMIC Series 2575, Class IB
$372,499	5.500%	08/15/30	$4,792
FHLMC REMIC Trust Series 2586, Class NX
481,444	4.500	08/15/16	16,510

			21,302

Inverse Floaters(b) – 0.0%
FNMA REMIC Trust Series 1990-134, Class SC
33,732	21.178	11/25/20	38,439
GNMA Series 2001-59, Class SA
13,254	25.578	11/16/24	18,362

			56,801

IOette(a) – 0.0%
FHLMC REMIC Series 1161, Class U
798	1,172.807	11/15/21	25,285

Planned Amortization Class – 0.1%
FHLMC REMIC Series 1556, Class H
470,279	6.500	08/15/13	493,194
FHLMC REMIC Series 1916, Class PC
545,793	6.750	12/15/11	561,864

			1,055,058

Regular Floater(b) – 0.9%
FHLMC REMIC Series 3297, Class HF
5,969,963	0.620	04/15/37	5,872,865
FHLMC REMIC Series 3326, Class FC
11,730,309	0.690	06/15/37	11,539,489
FHLMC REMIC Series 3397, Class FK
14,182,689	1.010	12/15/37	14,179,599
FNMA REMIC Series 1988-12, Class B(c)
132,054	0.000	02/25/18	118,465
FNMA REMIC Series 2001-60, Class OF
1,643,516	1.196	10/25/31	1,671,007
FNMA REMIC Trust Series 2001-70, Class OF
821,758	1.196	10/25/31	833,144

			34,214,569

Sequential Fixed Rate – 3.2%
FHLMC REMIC Series 108, Class G
308,213	8.500	12/15/20	345,656
FHLMC REMIC Series 1980, Class Z
1,456,639	7.000	07/15/27	1,603,951
FHLMC REMIC Series 2019, Class Z
1,562,027	6.500	12/15/27	1,692,881
FHLMC REMIC Series 3284, Class CA
27,019,014	5.000	10/15/21	28,511,847
FNMA REMIC Series 1988-12, Class A
257,065	4.990	02/25/18	258,931
FNMA REMIC Series 2007-36, Class AB
38,256,751	5.000	11/25/21	40,335,103
FNMA REMIC Series 2009-70, Class AL
45,352,476	5.000	08/25/19	47,968,252
FNMA REMIC Trust Series 1989-66, Class J
498,365	7.000	09/25/19	548,877

FNMA REMIC Trust Series 1990-16, Class E
317,509	9.000	03/25/20	360,165
FNMA REMIC Trust Series 1992-33, Class K
807,453	8.500	03/25/18	835,472
GNMA REMIC Trust Series 1995-3, Class DQ
73,158	8.050	06/16/25	83,116

			122,544,251

Sequential Floater(b)(d) – 0.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
6,727,963	0.798	02/25/48	6,747,987

Targeted Amortization Class(b)(c) – 0.0%
FHLMC REMIC Trust Series 3291, Class XC
248,132	0.000	03/15/37	244,849

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$164,910,102

Federal Agencies – 13.2%
Adjustable Rate FHLMC(b) – 1.7%
179,764	3.762	05/01/18	182,161
101,846	4.957	10/01/25	104,839
3,443,822	3.305	09/01/34	3,581,254
1,367,939	3.520	11/01/34	1,425,480
1,244,165	4.062	04/01/35	1,301,022
7,991,819	3.511	06/01/35	8,228,308
3,268,659	3.429	08/01/35	3,406,185
2,207,985	4.537	11/01/35	2,289,015
1,289,232	5.872	05/01/36	1,354,500
399,535	5.962	10/01/36	422,237
253,199	5.875	11/01/36	263,037
31,721,066	5.928	08/01/37	33,492,687
8,908,500	6.388	09/01/37	9,356,562

			65,407,287

Adjustable Rate FNMA(b) – 5.5%
163,668	2.578	11/01/17	166,221
281,829	3.970	02/01/18	287,192
149,784	6.133	06/01/18	154,185
198,878	5.727	05/01/20	208,946
91,352	4.721	01/01/23	94,032
626,608	3.726	02/01/27	652,596
6,734,372	3.581	08/01/29	6,927,178
123,998	2.735	07/01/32	128,850
45,453	3.380	07/01/32	47,280
369,249	2.875	01/01/33	385,254
4,664,551	4.002	05/01/33	4,851,726
570,185	2.625	08/01/33	597,444
3,713,863	4.612	08/01/33	3,882,726
3,140,757	2.664	02/01/34	3,260,473
1,815,728	3.660	05/01/34	1,883,408
1,102,346	3.945	05/01/34	1,142,987
2,085,805	2.848	06/01/34	2,165,702
1,520,514	3.105	10/01/34	1,578,089
2,493,418	3.108	10/01/34	2,582,193
795,686	2.865	12/01/34	827,164

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)

$2,785,494	2.614%	02/01/35	$2,908,318
444,594	2.817	02/01/35	464,056
4,559,644	2.771	03/01/35	4,778,388
658,954	3.259	03/01/35	687,985
4,751,165	3.906	04/01/35	4,869,222
3,842,702	4.700	04/01/35	3,978,177
11,328,214	4.945	04/01/35	11,626,621
1,609,500	3.018	05/01/35	1,666,768
827,167	3.496	05/01/35	853,503
14,744,521	3.339	07/01/35	15,235,189
5,009,584	4.729	08/01/35	5,182,892
3,755,719	4.704	10/01/35	3,882,006
10,460,837	5.826	03/01/36	10,959,139
3,537,558	2.801	04/01/36	3,599,996
6,782,851	5.649	04/01/36	7,118,880
6,993,221	2.848	06/01/36	7,121,546
8,157,079	5.951	06/01/36	8,570,031
9,319,781	2.926	07/01/36	9,508,787
195,736	5.634	07/01/36	205,676
9,025,634	5.947	09/01/36	9,557,063
523,729	5.462	11/01/36	555,808
740,707	5.649	11/01/36	769,826
12,391,969	3.733	04/01/37	12,839,145
13,605,702	5.796	07/01/37	14,240,014
15,763,902	6.780	09/01/37	16,603,645
18,800,911	5.340	11/01/38	19,773,162
689,543	5.707	12/01/46	722,329

			210,101,818

Adjustable Rate GNMA(b) – 0.5%
3,902,653	2.750	05/20/34	4,004,331
856,365	3.500	05/20/34	880,497
1,594,618	3.500	07/20/34	1,644,867
933,927	3.625	08/20/34	963,840
4,511,388	3.500	09/20/34	4,653,569
2,360,745	3.625	09/20/34	2,438,879
990,853	2.750	10/20/34	1,020,404
1,461,319	2.750	12/20/34	1,502,312

			17,108,699

FHLMC – 2.9%
622	6.500	06/01/10	627
18,820	6.500	07/01/10	18,971
1,954	7.000	07/01/10	1,976
59	6.500	08/01/10	60
1,443	7.000	01/01/11	1,471
5,024	7.000	12/01/12	5,119
44,143	6.500	01/01/13	48,024
37,252	6.500	04/01/13	40,527
100,532	6.500	05/01/13	109,371
45,815	6.500	06/01/13	49,843
408,312	4.000	09/01/13	418,807
27,923	6.500	10/01/13	30,378
440,007	4.000	11/01/13	451,464
552,499	5.000	12/01/13	590,369
602,120	4.000	01/01/14	625,345
529,007	4.000	05/01/14	546,477

273,638	4.500	06/01/14	287,633
960,712	4.500	10/01/14	1,009,846
2,618,230	5.000	10/01/14	2,793,879
629,382	4.000	11/01/14	650,167
1,068,611	4.500	11/01/14	1,123,264
838,999	4.000	03/01/15	864,313
5,830,784	4.500	03/01/15	6,036,365
438,758	4.500	08/01/15	460,033
50,818	8.500	10/01/15	55,250
408,830	8.000	12/01/15	443,785
14,513	7.000	03/01/16	15,761
5,801,972	5.000	10/01/17	6,184,763
6,526,576	5.000	11/01/17	6,935,430
10,655,412	5.000	01/01/18	11,323,799
6,968,331	5.000	02/01/18	7,405,701
25,676,929	5.000	03/01/18	27,304,963
124,099	4.500	04/01/18	130,682
216,035	4.500	11/01/18	227,494
11,816,301	5.500	01/01/19	12,746,509
304,945	4.500	05/01/19	320,541
5,906,264	5.500	01/01/20	6,367,528
726,571	4.500	04/01/20	765,112
2,562,380	5.500	05/01/20	2,762,495
2,257,111	5.500	07/01/20	2,433,386
478,755	4.500	08/01/20	503,240
1,107,152	7.000	04/01/22	1,248,528
29,529	4.500	05/01/23	30,705
35,353	7.500	01/01/31	39,105
19,884	6.000	06/01/36	21,444
7,000,000	6.000	TBA-30yr (e)	7,510,783

			110,941,333

FNMA – 2.4%
1,717,549	4.000	05/01/10	1,718,334
2,259,106	4.000	06/01/10	2,263,925
370	5.500	04/01/11	398
32	5.500	07/01/11	33
7,162	7.000	07/01/11	7,423
1,391,403	5.500	01/01/13	1,458,329
395	5.500	04/01/13	426
1,461	5.500	06/01/13	1,576
926,418	4.500	08/01/13	953,681
4,817,297	4.500	09/01/13	4,953,948
2,884,727	4.000	11/01/13	2,958,669
2,035	5.500	12/01/13	2,195
27,300	6.000	01/01/14	29,097
89,457	6.000	03/01/14	95,348
16,364	5.500	04/01/14	17,461
565,483	4.000	01/01/15	581,686
228,643	4.500	01/01/15	236,701
3,202	8.500	09/01/15	3,417
151,109	8.500	10/01/15	161,015
22,464	8.500	12/01/15	24,464
3,845	5.500	04/01/16	4,136
32,071	5.500	07/01/16	34,502
4,404	5.500	11/01/16	4,738

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$679,346	5.500%	01/01/17		$731,938
16,751	5.500	02/01/17		18,055
10,570	5.500	04/01/17		11,392
47,480	5.500	10/01/17		51,184
5,604	5.500	11/01/17		6,040
27,888	5.500	01/01/18		30,110
63,517	5.500	02/01/18		68,630
223,451	5.500	03/01/18		240,837
33,809	5.500	04/01/18		36,498
37,745	5.500	06/01/18		40,783
655,755	5.500	07/01/18		706,883
294,569	5.500	08/01/18		317,398
527,923	5.500	09/01/18		568,837
20,657	5.500	10/01/18		22,320
1,244,012	5.500	12/01/18		1,340,785
2,480,228	5.500	01/01/19		2,673,315
62,693	5.500	03/01/19		67,739
1,268,306	5.500	05/01/19		1,366,992
19,781	5.000	07/01/19		21,072
43,614	5.000	08/01/19		46,462
29,507	5.500	08/01/19		31,724
145,959	5.000	09/01/19		155,488
123,800	5.000	11/01/19		131,883
101,810	7.000	11/01/19		113,611
320,573	5.000	01/01/20		341,167
19,073	5.500	03/01/20		20,566
477,848	5.500	06/01/20		515,242
11,452,796	6.000	10/01/21		12,413,441
258,006	4.500	04/01/23		268,127
13,244,690	5.500	09/01/23		14,205,197
2,164,540	5.500	10/01/23		2,323,836
14,945	7.000	12/01/24		16,707
2,912	7.000	07/01/27		3,256
4,232	7.000	08/01/27		4,743
5,383	7.000	10/01/28		6,018
4,727	7.000	01/01/29		5,324
4,666	7.000	11/01/29		5,241
139,174	8.000	02/01/31		153,792
4,525	7.000	04/01/31		5,063
33,746	7.000	05/01/32		37,710
21,279	7.000	06/01/32		23,780
6,773	7.000	08/01/32		7,568
2,710,256	6.000	03/01/33		2,943,749
5,000,945	6.500	04/01/33		5,495,375
4,374	7.000	10/01/33		4,870
6,012	7.000	04/01/34		6,727
40,262	6.000	12/01/34		43,327
15,360,944	6.000	04/01/35		16,701,167
2,813	6.000	11/01/35		3,002
1,219,720	8.500	09/01/37		1,344,114
3,268,636	7.500	10/01/37		3,626,423
706,992	7.500	09/01/47		779,537
2,000,000	5.500	TBA-30yr	(e)	2,103,125
1,000,000	6.000	TBA-30yr	(e)	1,066,875
2,000,000	6.500	TBA-30yr	(e)	2,161,250

				90,947,797

GNMA – 0.2%
10,977	9.000	07/15/12		11,643
1,120,186	5.500	07/15/20		1,213,827
292,194	6.000	10/15/38		315,740
948,870	6.000	11/15/38		1,023,363
1,402,109	6.000	12/15/38		1,515,098
3,802,984	6.000	01/15/39		4,109,452

				8,189,123

TOTAL FEDERAL AGENCIES				$502,696,057

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $652,758,321)				$667,606,159

Agency Debentures – 18.2%

FHLB
$50,900,000	3.750%	09/09/11		$53,022,785
8,130,000	5.000	09/09/11		8,598,434
33,370,000	2.000	09/14/12		34,117,054
67,200,000	1.750	12/14/12		67,413,494
12,000,000	4.875	12/14/12		13,025,652
83,200,000	3.750	09/09/16		85,337,491
37,000,000	3.875	12/14/18		36,777,630
FHLMC
21,000,000	3.500	05/05/11		21,604,065
64,400,000	1.750	07/27/11		64,464,336
38,900,000	1.625	08/11/11		38,954,732
18,000,000	1.250	01/26/12		17,982,540
42,400,000	2.050	05/11/12		42,478,016
FNMA
6,200,000	2.000	04/01/11		6,200,000
33,000,000	2.050	04/01/11		33,000,000
50,800,000	1.750	04/15/11		50,828,692
30,000,000	2.125	04/15/11		30,016,320
32,000,000	1.700	04/29/11		32,025,312
36,700,000	4.680 (f)	06/15/11		38,413,560
17,000,000	2.150	05/04/12		17,024,089
Small Business Administration
152,735	7.200	06/01/17		168,021
373,734	6.300	05/01/18		405,854
291,721	6.300	06/01/18		316,880

TOTAL AGENCY DEBENTURES
(Cost $689,061,059)				$692,174,957

Government Guarantee Obligations(g) – 25.6%

American Express Bank FSB
$25,300,000	3.150%	12/09/11		$26,229,403
Bank of America Corp.
18,000,000	2.100	04/30/12		18,323,305
Bank of the West
20,000,000	2.150	03/27/12		20,380,240
Citibank NA
15,900,000	1.875	05/07/12		16,106,191

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Government Guarantee Obligations(g) – (continued)

Citigroup Funding, Inc.
$12,400,000	2.125%		07/12/12	$12,622,357
30,700,000	1.875		10/22/12	30,923,917
21,800,000	1.875		11/15/12	21,958,006
Citigroup, Inc.
19,500,000	0.804	(b)	12/09/10	19,582,232
75,300,000	2.125		04/30/12	76,678,442
General Electric Capital Corp.
25,000,000	3.000		12/09/11	25,834,875
51,000,000	0.456	(b)	03/12/12	51,201,705
17,000,000	0.422	(b)	06/01/12	17,063,580
26,500,000	2.000		09/28/12	26,828,176
20,400,000	2.625		12/28/12	20,928,768
GMAC, Inc.
80,000,000	1.750		10/30/12	80,462,800
72,200,000	2.200		12/19/12	73,284,950
HSBC USA, Inc.
65,200,000	3.125		12/16/11	67,501,625
John Deere Capital Corp.
20,700,000	2.875		06/19/12	21,411,550
Morgan Stanley & Co.
25,000,000	1.102	(b)	12/01/11	25,377,525
150,000,000	3.250		12/01/11	155,519,700
PNC Funding Corp.
16,200,000	1.875		06/22/11	16,388,422
7,000,000	2.300		06/22/12	7,155,695
The Huntington National Bank
54,900,000	0.652	(b)	06/01/12	55,412,107
United States Central Federal Credit Union
30,700,000	1.250		10/19/11	30,847,897
29,700,000	1.900		10/19/12	29,957,380
Western Corporate Federal Credit Union
26,300,000	1.750		11/02/12	26,396,000

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $965,883,954)				$974,376,848

U.S. Treasury Obligations – 24.8%

United States Treasury Inflation Protected Securities
$251,836,134	0.875%		04/15/10	$251,895,064
13,502,811	1.625		01/15/15	14,106,224
United States Treasury Notes
239,500,000	0.875		01/31/12	239,214,988
55,000,000	1.125		01/15/12	55,201,960
65,000,000	1.000		08/31/11	65,299,585
160,000,000	0.875		02/29/12	159,657,605
82,200,000	1.375		03/15/13	81,718,308
53,000,000	1.000		03/31/12	52,975,090
22,800,000	2.500		03/31/15	22,735,019

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $942,483,139)				$942,803,843

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $3,250,186,473)				$3,276,961,807

Short-term Investment(h) – 10.0%

Repurchase Agreement – 10.0%
Joint Repurchase Agreement Account II
$380,800,000	0.019%		04/01/10	$380,800,000
Maturity Value: $380,800,201
(Cost $380,800,000)

TOTAL INVESTMENTS – 96.2%
(Cost $3,630,986,473)				$3,657,761,807

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.8%				143,614,199

NET ASSETS – 100.0%				$3,801,376,006

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(c)	Issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,747,987, which represents approximately 0.2% of net assets as of March 31, 2010.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $12,842,033, which represents approximately 0.3% of net assets as of March 31, 2010.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $974,376,848, which represents approximately 25.6% of net assets as of March 31, 2010.

(h)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on page 57.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corporation
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	102	June 2010	$25,405,650	$220,320
Eurodollars	176	September 2010	43,764,600	267,285
Eurodollars	147	December 2010	36,444,975	14,332
2 Year U.S. Treasury Notes	10,069	June 2010	2,184,501,026	(1,333,184)
5 Year U.S. Treasury Notes	(854)	June 2010	(98,076,563)	95,258
10 Year U.S. Treasury Notes	253	June 2010	29,411,250	5,324
30 Year U.S. Treasury Bonds	(83)	June 2010	(9,638,375)	(16,366)

TOTAL				$(747,031)

SWAP CONTRACTS — At March 31, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	received by	made by	Market	made (received)	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Banc of America Securities LLC	$29,500		10/27/16	3 month LIBOR	3.263%	$(506,546)	$—	$(506,546)
Citibank NA	21,100	(a)	06/16/17	3 month LIBOR	3.250	268,756	255,654	13,102
Credit Suisse First Boston Corp.	3,900	(a)	06/16/17	3.250%	3 month LIBOR	(49,675)	(38,766)	(10,909)
	7,500	(a)	06/16/17	3.250	3 month LIBOR	(95,530)	(54,375)	(41,155)
Deutsche Bank Securities, Inc.	139,300	(a)	06/16/13	3 month LIBOR	2.250	(968,063)	(567,799)	(400,264)
	4,600	(a)	06/16/17	3 month LIBOR	3.250	58,592	52,767	5,825
JPMorgan Securities, Inc.	49,800		10/21/16	3 month LIBOR	3.185	(639,770)	—	(639,770)
	37,000		10/05/18	3 month LIBOR	3.242	410,197	—	410,197

TOTAL						$(1,522,039)	$(352,519)	$(1,169,520)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 17.9%

Collateralized Mortgage Obligations – 4.0%
Adjustable Rate Non-Agency(a) – 0.2%
Bank of America Mortgage Securities Series 2002-J, Class A2
$59,006	3.666%	09/25/32	$50,717
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
62,554	3.952	08/25/33	54,587
Countrywide Home Loan Trust Series 2003-37, Class 1A1
40,093	3.851	08/25/33	34,810
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
818,459	2.841	03/25/33	699,692
Sequoia Mortgage Trust Series 2004-10, Class A3A
1,409,512	0.921	11/20/34	1,178,619

			2,018,425

Interest Only(b) – 0.0%
FHLMC REMIC Trust Series 2586, Class NX
862,340	4.500	08/15/16	29,573
FNMA REMIC Trust Series 1990-145, Class B
1,218	1,004.961	12/25/20	27,037

			56,610

Planned Amortization Class – 0.2%
FHLMC REMIC Trust Series 2113, Class TE
913,271	6.000	01/15/14	959,550
FNMA REMIC Trust Series 1993-225, Class WC
532,586	6.500	12/25/13	562,484

			1,522,034

Regular Floater(a) – 0.9%
BCAP LLC Trust Series 2006-RR1, Class CF
335,956	0.886	11/25/36	291,135
Collateralized Mortgage Securities Corp. Series N, Class 2
162,106	0.913	08/25/17	162,589
FHLMC REMIC Series 3297, Class HF
3,334,945	0.620	04/15/37	3,280,704
FHLMC REMIC Trust Series 1826, Class F
125,314	0.650	09/15/21	125,172
FHLMC REMIC Trust Series 3152, Class NX(c)
147,955	0.000	05/15/36	147,246
FNMA REMIC Trust Series 1990-145, Class A
495,925	1.793	12/25/20	499,504
FNMA REMIC Trust Series 1997-20, Class F
1,008,566	1.296	03/25/27	958,573
FNMA REMIC Trust Series 1998-66, Class FC
233,309	0.730	11/17/28	234,514
FNMA REMIC Trust Series 2001-70, Class OF
1,095,677	1.196	10/25/31	1,110,859

			6,810,296

Sequential Fixed Rate – 2.5%
FHLMC REMIC Series 3284, Class CA
3,961,435	5.000	10/15/21	4,180,309
First Nationwide Trust Series 2001-4, Class 1A1
54,747	6.750	09/21/31	57,336
FNMA REMIC Series 2007-36, Class AB
5,652,160	5.000	11/25/21	5,959,222

FNMA REMIC Series 2009-70, Class AL
8,605,783	5.000	08/25/19	9,102,135

			19,299,002

Sequential Floater(a)(d) – 0.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
1,922,275	0.798	02/25/48	1,927,996

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$31,634,363

Federal Agencies – 13.9%
Adjustable Rate FHLMC(a) – 1.5%
63,732	2.522	08/01/16	64,676
94,855	4.197	08/01/18	98,211
65,131	3.103	11/01/18	66,836
421,306	4.735	11/01/18	433,111
15,668	3.409	02/01/19	16,008
25,098	3.570	02/01/19	25,802
67,127	2.512	03/01/19	68,354
40,919	3.927	03/01/19	42,341
71,533	3.112	06/01/19	73,042
53,382	3.073	07/01/19	55,133
973,491	3.667	11/01/19	1,009,373
854,927	6.868	11/01/19	898,341
79,392	3.147	01/01/20	80,902
92,586	2.509	05/01/21	94,656
20,695	5.975	01/01/25	21,363
67,263	2.577	10/01/26	68,361
779,141	5.417	08/01/28	817,898
495,022	3.981	05/01/29	506,495
59,458	4.193	06/01/29	62,162
79,571	2.662	04/01/30	81,608
92,419	4.314	06/01/30	96,621
222,459	3.802	12/01/30	227,121
7,123	3.109	01/01/31	7,322
104,298	2.654	02/01/31	107,088
9,467	3.915	05/01/31	9,825
17,226	4.986	06/01/31	17,709
8,382	3.064	11/01/31	8,647
15,948	3.500	10/01/32	16,600
3,130	3.117	02/01/33	3,220
823,864	2.624	07/01/33	848,025
1,227,314	2.718	09/01/33	1,273,298
55,003	3.130	11/01/33	57,170
661,251	5.560	05/01/35	683,184
3,682,923	5.928	08/01/37	3,888,614

			11,829,117

Adjustable Rate FNMA(a) – 4.7%
311,482	6.723	04/01/17	326,501
42,779	4.258	08/01/17	43,101
151,617	3.078	09/01/17	153,280
94,858	3.344	09/01/17	95,613
40,302	2.338	11/01/17	40,972
46,618	2.625	12/01/17	47,494
35,582	4.875	12/01/17	37,200

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)

$262,776	2.997%	03/01/18	$268,356
105,295	3.129	03/01/18	106,450
1,102,915	2.871	07/01/18	1,126,239
59,072	2.501	10/01/18	60,308
68,703	2.607	10/01/18	69,533
120,155	2.684	10/01/18	123,091
367,939	2.991	10/01/18	376,683
132,675	3.344	10/01/18	134,249
4,495	2.334	11/01/18	4,564
62,033	2.875	12/01/18	63,736
155,247	2.811	01/01/19	158,385
591,004	4.023	04/01/19	617,876
32,491	5.921	04/01/19	33,543
1,150,089	2.902	05/01/19	1,174,458
248,141	3.344	05/01/19	257,172
139,269	3.358	06/01/19	143,816
230,343	3.376	06/01/19	236,920
178,254	6.175	07/01/19	187,278
275,283	3.448	08/01/19	282,990
448,801	4.283	08/01/19	469,207
1,568,953	3.085	11/01/19	1,609,914
43,826	3.655	11/01/19	44,862
8,799	3.625	04/01/20	9,051
401,003	5.727	05/01/20	421,304
496,207	2.744	06/01/20	506,563
158,264	3.159	06/01/20	162,326
254,956	3.053	11/01/20	261,778
340,220	3.116	03/01/21	351,435
108,613	2.955	09/01/21	111,433
98,299	2.955	12/01/21	102,000
1,372,187	3.050	01/01/22	1,412,883
35,550	6.474	02/01/22	37,355
113,357	3.771	05/20/22	117,120
361,277	3.783	02/01/23	368,526
7,773	6.219	12/01/23	8,127
515,024	3.562	01/01/24	527,248
561,810	2.895	03/01/24	572,221
6,048,404	3.007	04/01/24	6,219,385
519,527	3.935	06/20/24	536,723
34,275	4.417	08/01/24	35,417
160,302	5.097	01/01/25	168,418
304,659	3.726	02/01/27	317,294
42,125	4.099	06/01/27	43,236
30,734	4.250	12/01/27	32,132
62,312	4.539	01/01/28	65,145
58,061	3.260	05/01/28	59,595
14,724	2.690	09/01/28	15,310
557,894	3.554	01/01/29	578,462
34,860	2.509	06/01/29	35,833
23,221	2.694	06/01/29	23,808
14,053	3.010	06/01/29	14,446
1,020,628	3.404	05/01/30	1,067,034
4,708	3.260	02/01/31	4,896
94,073	3.244	05/01/31	96,571
52,847	3.155	06/01/31	54,390
634,884	2.846	07/01/31	660,555

85,421	2.828	08/01/31	88,691
288,126	3.048	08/01/31	296,562
346,283	3.006	11/01/31	358,955
84,169	2.365	12/01/31	86,704
155,420	1.865	01/01/32	157,467
186,705	1.945	02/01/32	189,660
59,218	2.015	03/01/32	60,296
505,252	2.779	03/01/32	527,621
20,525	4.429	03/01/32	21,325
422,965	2.789	04/01/32	439,872
6,318	3.125	04/01/32	6,537
32,140	2.840	05/01/32	32,803
124,519	2.955	07/01/32	129,802
33,714	2.761	09/01/32	34,921
334,267	2.775	09/01/32	347,838
37,405	2.909	09/01/32	38,953
35,807	3.000	09/01/32	36,733
12,403	3.300	09/01/32	12,832
38,647	3.272	10/01/32	40,309
8,798	3.133	12/01/32	9,120
219,996	2.615	01/01/33	228,497
548,887	2.363	02/01/33	568,427
260,566	3.458	04/01/33	272,253
62,362	3.534	04/01/33	64,517
3,225,593	2.108	05/01/33	3,316,269
1,042,911	3.083	05/01/33	1,079,877
14,571	3.525	08/01/33	15,078
123,324	2.880	01/01/34	129,183
36,470	2.545	02/01/34	37,791
1,488,800	3.906	04/01/35	1,525,794
1,273,751	4.945	04/01/35	1,307,304
1,273,372	2.585	10/01/35	1,319,503
30,087	4.159	05/01/36	31,455
6,852	2.613	11/01/38	7,094
165,582	1.871	06/01/40	165,561
588,793	2.821	07/01/40	610,316
21,454	1.671	02/01/41	21,316

			36,909,047

Adjustable Rate GNMA(a) – 1.3%
8,812,611	3.500	08/20/34	9,090,103
1,066,669	3.625	08/20/34	1,100,834

			10,190,937

FHLMC – 3.2%
113,774	6.500	03/01/13	123,775
121,758	6.500	04/01/13	132,461
63,188	6.500	05/01/13	68,744
143,262	6.500	06/01/13	155,856
368,333	5.000	12/01/13	393,579
401,413	4.000	01/01/14	416,897
1,181,520	8.000	12/01/15	1,282,540
238,587	6.000	05/01/17	258,664
1,144,126	5.000	10/01/17	1,219,611
1,287,014	5.000	11/01/17	1,367,639
2,101,204	5.000	01/01/18	2,233,007
1,374,127	5.000	02/01/18	1,460,375

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$5,063,386	5.000%	03/01/18	$5,384,428
2,542,201	5.500	01/01/19	2,742,329
1,193,210	5.500	01/01/20	1,286,397
517,663	5.500	05/01/20	558,092
455,992	5.500	07/01/20	491,603
375,031	7.000	04/01/21	422,536
189,465	7.000	08/01/21	213,464
1,822,491	7.000	03/01/22	2,055,210
521,250	7.000	05/01/22	587,810
2,101,670	7.000	06/01/22	2,370,039
29,529	4.500	05/01/23	30,705
22,626	7.000	12/01/25	25,450
492,909	5.000	10/01/39	510,184

			25,791,395

FNMA – 3.2%
1,414,440	4.000	05/01/10	1,415,086
1,993,328	4.000	06/01/10	1,997,580
246,843	6.000	09/01/11	258,447
382,284	6.500	04/01/12	401,019
777,891	6.000	05/01/12	829,038
200,772	6.500	05/01/12	211,303
494,193	6.000	06/01/12	526,692
228,106	6.500	06/01/12	240,290
3,431,116	5.500	01/01/13	3,596,155
926,418	4.500	08/01/13	953,681
3,985,502	4.500	09/01/13	4,098,556
548,049	8.000	01/01/16	600,238
645,751	7.000	03/01/17	699,826
176,148	7.000	05/01/17	190,982
5,236,203	5.500	03/01/18	5,643,645
539,139	5.500	04/01/18	581,007
9,642	5.000	08/01/19	10,271
19,679	5.000	09/01/19	20,963
21,411	5.000	11/01/19	22,809
70,939	5.000	01/01/20	75,496
203,267	7.000	07/01/21	228,306
356,243	7.000	11/01/21	400,126
120,266	7.000	12/01/21	135,081
246,290	7.000	01/01/22	276,629
64,871	7.000	02/01/22	72,862
639,632	4.500	04/01/23	664,723
211,501	7.000	01/01/28	237,745
222,516	6.500	04/01/33	244,515
308,079	5.000	01/01/37	318,308
441,986	5.000	03/01/38	456,503
296,110	5.000	10/01/39	305,791

			25,713,673

GNMA – 0.0%
43,347	7.000	12/15/25	47,972
101,243	7.000	04/15/26	113,455

			161,427

TOTAL FEDERAL AGENCIES			$110,595,596

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $140,097,341)			$142,229,959

Agency Debentures – 12.1%

FHLB
$7,900,000	3.250%	03/11/11	$8,098,361
17,000,000	3.750	09/09/16	17,436,747
8,000,000	3.875	12/14/18	7,951,920
FHLMC
5,400,000	1.750	07/27/11	5,405,395
11,000,000	5.350	09/14/12	11,581,746
FNMA
10,300,000	2.000	04/01/11	10,300,000
12,500,000	2.050	04/01/11	12,500,000
23,100,000	1.750	04/15/11	23,113,047

TOTAL AGENCY DEBENTURES
(Cost $96,248,344)			$96,387,216

Asset-Backed Securities – 12.8%

Auto – 4.2%
Bank of America Auto Trust Series 2009-1A, Class A2(d)
$4,884,310	1.700%	12/15/11	$4,900,785
Bank of America Auto Trust Series 2009-3A, Class A2(d)
10,000,000	0.890	04/15/12	10,019,933
Ford Credit Auto Owner Trust Series 2009-B, Class A3
10,000,000	2.790	08/15/13	10,231,829
Ford Credit Auto Owner Trust Series 2009-E, Class A2
8,000,000	0.800	03/15/12	8,007,456

			33,160,003

Credit Card(a) – 0.8%
Chase Issuance Trust Series 2009-A5, Class A5
6,000,000	1.030	06/15/12	6,007,732

Student Loan(a) – 7.8%
Access Group, Inc. Series 2002-1, Class A2
6,559,293	0.464	09/25/25	6,540,118
Access Group, Inc. Series 2005-2, Class A1
2,039,389	0.351	08/22/17	2,034,580
Brazos Higher Education Authority, Inc. Series 2004-1, Class A-2
1,880,370	0.444	06/27/22	1,852,305
Brazos Higher Education Authority, Inc. Series 2005-2, Class A9
4,000,000	0.384	12/26/17	3,971,981
College Loan Corp. Trust Series 2004-1, Class A3
8,500,000	0.409	04/25/21	8,471,726

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest		Maturity
Amount	Rate		Date	Value

Asset-Backed Securities – (continued)
Student Loan(a) – (continued)

College Loan Corp. Trust Series 2005-2, Class A2
$2,408,653	0.361%		10/15/21	$2,399,469
Collegiate Funding Services Education Series 2003-A, Class A2
2,221,109	0.588		09/28/20	2,216,065
Education Funding Capital Trust Series 2003-3, Class A3
11,344,746	0.527		03/16/20	11,332,907
Education Funding Capital Trust Series 2004-1, Class A2
3,619,861	0.417		12/15/22	3,566,815
Pennsylvania State Higher Education Assistance Agency Series 2009-2 Class A-1
3,800,000	0.886		04/25/19	3,808,816
SLM Student Loan Trust Series 2004-9, Class A4
3,896,694	0.379		04/25/17	3,889,496
SLM Student Loan Trust Series 2006-1, Class A3
5,956,331	0.289		10/25/16	5,946,719
SLM Student Loan Trust Series 2006-5, Class A3
2,990,925	0.279		10/25/19	2,982,865
SLM Student Loan Trust Series 2008-6, Class A1
3,209,391	0.649		10/27/14	3,213,172

				62,227,034

TOTAL ASSET-BACKED SECURITIES
(Cost $101,088,355)				$101,394,769

Government Guarantee Obligations(e) – 21.9%

Bank of America Corp.(a)
$12,100,000	1.072%		12/02/11	$12,272,994
13,400,000	0.471		06/22/12	13,456,133
Bank of America N.A.(a)
5,500,000	0.287		09/13/10	5,501,826
Citibank NA
1,800,000	1.875		05/07/12	1,823,342
Citigroup Funding, Inc.
8,600,000	0.579	(a)	04/30/12	8,659,710
6,400,000	1.875		10/22/12	6,446,680
10,000,000	1.875		11/15/12	10,072,480
Citigroup, Inc.
1,200,000	2.125		04/30/12	1,221,967
General Electric Capital Corp.
9,400,000	0.456	(a)	03/12/12	9,437,177
8,600,000	0.422	(a)	06/01/12	8,632,164
7,500,000	2.000		09/28/12	7,592,880
2,000,000	0.271	(a)	12/21/12	1,999,996
6,000,000	2.625		12/28/12	6,155,520
GMAC, Inc.
12,800,000	1.750		10/30/12	12,874,048
26,200,000	2.200		12/19/12	26,593,707
The Huntington National Bank
13,000,000	0.652	(a)	06/01/12	13,121,264
United States Central Federal Credit Union
20,635,000	1.250		10/19/11	20,734,409
1,500,000	1.900		10/19/12	1,512,999

Western Corporate Federal Credit Union
5,400,000	1.750		11/02/12	5,419,710

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $173,170,623)				$173,529,006

U.S. Treasury Obligations – 25.9%

United States Treasury Inflation Protected Securities
$63,816,786	0.875%		04/15/10	$63,831,719
United States Treasury Notes
800,000	0.875		01/31/12	799,048
122,900,000	1.000		03/31/12	122,842,237
9,200,000	2.500		03/31/15	9,173,780
8,500,000	3.250	(f)	05/31/16	8,606,913

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $205,090,258)				$205,253,697

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $715,694,921)				$718,794,647

Short-term Investment(g) – 2.5%

Repurchase Agreement – 2.5%
Joint Repurchase Agreement Account II
$20,200,000	0.019%		04/01/10	$20,200,000
Maturity Value: $20,200,011
(Cost $20,200,000)

TOTAL INVESTMENTS – 93.1%
(Cost $735,894,921)				$738,994,647

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.9%				54,691,788

NET ASSETS – 100.0%				$793,686,435

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,848,714, which represents approximately 2.1% of net assets as of March 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

(e)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $173,529,006, which represents approximately 21.9% of net assets as of March 31, 2010.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on page 57.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corporation
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	102	April 2010	$25,420,950	$1,020
Eurodollars	102	May 2010	25,414,575	1,856
Eurodollars	249	June 2010	62,019,675	241,898
Eurodollars	58	September 2010	14,422,425	67,280
Eurodollars	(28)	December 2010	(6,941,900)	(19,690)
Eurodollars	(26)	March 2011	(6,423,300)	(94,640)
Eurodollars	(55)	June 2011	(13,536,188)	(101,888)
2 Year U.S. Treasury Notes	(217)	June 2010	(47,078,828)	(30,906)
5 Year U.S. Treasury Notes	(232)	June 2010	(26,643,750)	51,213
10 Year U.S. Treasury Notes	(49)	June 2010	(5,696,250)	40,460
30 Year U.S. Treasury Bonds	(57)	June 2010	(6,619,125)	725

TOTAL				$157,328

SWAP CONTRACTS — At March 31, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	received by	made by	Market	made (received)	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$6,100		10/27/16	3 month LIBOR	3.263%	$(104,743)	$—	$(104,743)
	5,300	(a)	06/16/30	3 month LIBOR	4.250	159,096	(73,507)	232,603
Citibank NA	5,800	(a)	06/16/17	3 month LIBOR	3.250	73,877	70,275	3,602
Credit Suisse First Boston Corp.	5,300	(a)	06/17/30	4.250%	3 month LIBOR	(156,090)	(156,090)	—
JPMorgan Securities, Inc.	10,100		10/21/16	3 month LIBOR	3.185	(129,753)	—	(129,753)
	8,000		10/05/18	3 month LIBOR	3.242	88,691	—	88,691

TOTAL						$(68,922)	$(159,322)	$90,400

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accrual and cash flows occur subsequent to March 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2010, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Enhanced Income	$139,200,000

Government Income	132,100,000

Inflation Protected Securities	16,300,000

Short Duration Government	380,800,000

Ultra-Short Duration Government	20,200,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$380,000,000	0.030%	04/01/10	$380,000,317

Barclays Capital, Inc.	1,203,200,000	0.030	04/01/10	1,203,201,003

BNP Paribas Securities Co.	1,000,000,000	0.005	04/01/10	1,000,000,139

BNP Paribas Securities Co.	2,000,000,000	0.010	04/01/10	2,000,000,556

Citigroup Global Markets, Inc.	1,500,000,000	0.020	04/01/10	1,500,000,833

Credit Suisse Securities (USA) LLC	875,000,000	0.020	04/01/10	875,000,486

Deutsche Bank Securities, Inc.	1,450,000,000	0.030	04/01/10	1,450,001,208

JPMorgan Securities	950,000,000	0.005	04/01/10	950,000,132

JPMorgan Securities	335,000,000	0.020	04/01/10	335,000,186

Merrill Lynch & Co., Inc.	850,000,000	0.030	04/01/10	850,000,708

Morgan Stanley & Co.	2,250,000,000	0.020	04/01/10	2,250,001,250

RBS Securities, Inc.	1,500,000,000	0.020	04/01/10	1,500,000,833

UBS Securities LLC	500,000,000	0.010	04/01/10	500,000,139

UBS Securities LLC	58,900,000	0.020	04/01/10	58,900,033

Wells Fargo Securities LLC	3,750,000,000	0.020	04/01/10	3,750,002,083

TOTAL				$18,602,109,906

At March 31, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Bank	0.000% to 3.750%	06/11/10 to 06/13/14

Federal Home Loan Mortgage Corp.	0.179 to 13.250	04/30/10 to 04/01/40

Federal National Mortgage Association	0.000 to 12.750	04/01/10 to 03/01/50

Federal National Mortgage Association Interest-Only Stripped Security	0.000	01/15/16

Government National Mortgage Association	3.500 to 6.500	09/15/18 to 03/20/40

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Interest-Only Stripped Securities	0.000	04/15/10 to 02/15/16

U.S. Treasury Notes	0.875 to 4.625	12/15/10 to 03/31/17

The aggregate market value of the collateral, including accrued interest, was $19,008,833,377.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2010

Enhanced
Income Fund

Assets:

Investments in securities, at value (identified cost $1,060,130,309, $855,333,098, $220,118,977, $3,250,186,473 and $715,694,921, respectively)	$1,068,043,363
Repurchase agreement, at value which equals cost	139,200,000
Cash	43,378
Receivables:
Fund shares sold	18,722,439
Interest	6,946,181
Due from broker — collateral for swap contracts	1,269,551
Swap contracts, at value (includes upfront payments made (received) of $98,588, $1,456,765, $0, $308,421 and $(3,232), respectively)	101,215
Investment securities sold	—
Due from broker — variation margin	—
Reimbursement from investment adviser	—
Due from broker — upfront payment	—
Other assets	11,708

Total assets	1,234,337,835

Liabilities:

Payables:
Investment securities purchased	—
Fund shares redeemed	8,284,283
Due to broker — upfront payment	1,554,678
Amounts owed to affiliates	356,373
Income distribution	210,765
Due to broker — variation margin	99,769
Due to broker — collateral for swap contracts	—
Swap contracts, at value (includes upfront payments received of $0, $246,657, $0, $660,940 and $156,090, respectively)	—
Accrued expenses and other liabilities	95,596

Total liabilities	10,601,464

Net Assets:

Paid-in capital	1,230,685,571
Accumulated undistributed (distribution in excess of) net investment income	692,920
Accumulated net realized gain (loss) from investment, futures and swap transactions	(16,004,584)
Net unrealized gain on investments, futures and swaps	8,362,464

NET ASSETS	$1,223,736,371

Net Assets:
Class A	$371,906,175
Class B	1,393,017
Class C	—
Institutional	847,622,865
Administration	2,814,314
Service	—
Class IR	—
Class R	—

Total Net Assets	$1,223,736,371

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	38,458,700
Class B	144,268
Class C	—
Institutional	87,736,231
Administration	290,357
Service	—
Class IR	—
Class R	—

Net asset value, offering and redemption price per share:(a)
Class A	$9.67
Class B	9.66
Class C	—
Institutional	9.66
Administration	9.69
Service	—
Class IR	—
Class R	—

(a)	Maximum public offering price per share for Class A Shares of the Enhanced Income, Short Duration Government and Ultra-Short Duration Government Funds (NAV per share multiplied by 1.0152), Government Income and Inflation Protected Securities Funds (NAV per share multiplied by 1.0390) is $9.82, $10.53, $8.99, $15.77 and $11.31, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government	Inflation Protected	Short Duration	Duration
Income Fund	Securities Fund	Government Fund	Government Fund

$871,783,270	$222,825,480	$3,276,961,807	$718,794,647
132,100,000	16,300,000	380,800,000	20,200,000
144,404	46,989	964,742	30,173,877

1,652,534	200,740	46,816,393	2,078,244
4,714,535	1,048,422	15,940,047	2,297,141
4,500,000	—	800,000	50,000
872,503	—	737,545	321,664
219,528,424	—	227,671,974	49,557,221
729,554	8,243	1,157,299	—
33,096	22,867	225,544	67,179
—	—	—	156,090
7,743	1,784	32,142	7,272

1,236,066,063	240,454,525	3,952,107,493	823,703,335

285,340,586	—	129,671,876	26,670,720
3,224,795	532,145	15,594,884	2,116,849
3,863,571	—	—	—
687,233	104,044	2,149,006	401,270
388,396	38,119	703,610	213,674
—	—	—	104,811
210,000	—	—	—
384,666	—	2,259,584	390,586
232,329	88,625	352,527	118,990

294,331,576	762,933	150,731,487	30,016,900

925,988,685	237,104,534	3,759,343,621	908,784,507
608,694	321,623	4,302,863	(37,490)
711,791	(410,873)	12,870,739	(118,408,036)
14,425,317	2,676,308	24,858,783	3,347,454

$941,734,487	$239,691,592	$3,801,376,006	$793,686,435

$513,456,617	$83,262,951	$1,503,139,162	$303,400,435
29,438,471	—	3,797,021	—
39,254,933	21,962,202	179,423,781	—
253,996,751	133,980,401	1,921,022,744	487,132,869
—	—	—	—
100,242,253	—	190,627,510	2,702,332
238,995	124,676	3,365,788	450,799
5,106,467	361,362	—	—

$941,734,487	$239,691,592	$3,801,376,006	$793,686,435

33,816,408	7,642,670	144,994,826	34,250,564
1,938,845	—	367,682	—
2,585,422	2,009,758	17,420,696	—
16,753,902	12,261,476	185,902,085	54,958,319
—	—	—	—
6,617,636	—	18,472,959	303,550
15,748	11,431	324,512	50,918
336,649	33,108	—	—

$15.18	$10.89	$10.37	$8.86
15.18	—	10.33	—
15.18	10.93	10.30	—
15.16	10.93	10.33	8.86
—	—	—	—
15.15	—	10.32	8.90
15.18	10.91	10.37	8.85
15.17	10.91	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2010

Enhanced
Income Fund

Investment income:

Interest	$16,249,186

Expenses:

Management fees	2,105,062
Distribution and Service fees(a)	570,096
Transfer Agent fees(a)	537,143
Custody and accounting fees	163,663
Professional fees	98,820
Printing and mailing costs	87,645
Registration fees	78,187
Trustee fees	15,827
Administration share fees	6,799
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	39,794

Total expenses	3,703,036

Less — expense reductions	(421,726)

Net expenses	3,281,310

NET INVESTMENT INCOME	12,967,876

Realized and unrealized gain (loss) from investment, futures and swap transactions:

Net realized gain (loss) from:
Investment transactions	1,000,147
Futures transactions	(3,998,971)
Swap contracts	(2,176,219)
Net change in unrealized gain (loss) on:
Investments	10,412,371
Futures	868,634
Swap contracts	1,811,768

Net realized and unrealized gain from investment, futures and swap transactions	7,917,730

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,885,606

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	551,943	18,153	—	—	287,010	2,360	—	246,685	1,088	—	—	—
Government Income	1,367,410	383,010	395,569	8,123	711,053	49,791	51,424	102,023	—	38,711	141	2,112
Inflation Protected Securities	168,226	—	134,552	525	87,477	—	17,492	30,951	—	—	119	137
Short Duration Government	3,126,368	50,706	1,573,803	—	1,625,711	6,592	204,595	565,142	—	55,045	1,397	—
Ultra-Short Duration Government	590,842	—	—	—	307,238	—	—	127,881	—	1,004	273	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government	Inflation Protected	Short Duration	Duration
Income Fund	Securities Fund	Government Fund	Government Fund

$35,794,388	$5,467,557	$69,873,870	$10,951,947

5,282,824	522,459	13,647,512	2,235,040
2,154,112	303,303	4,750,877	590,842
955,255	136,176	2,458,482	436,396
387,518	47,834	349,658	190,478
113,417	120,044	104,056	102,545
125,535	49,829	275,655	70,835
115,291	88,369	282,981	93,176
14,509	13,327	19,694	15,678
—	—	—	—
241,945	—	344,032	6,278
241,945	—	344,032	6,278
69,488	1,311	161,602	47,885

9,701,839	1,282,652	22,738,581	3,795,431

(781,856)	(377,725)	(1,077,217)	(217,554)

8,919,983	904,927	21,661,364	3,577,877

26,874,405	4,562,630	48,212,506	7,374,070

2,012,272	160,992	20,188,568	(4,280,990)
7,493,097	115,374	30,576,196	(1,580,712)
(2,841,979)	155,295	296,637	1,339,648

11,222,666	2,850,106	2,415,519	9,017,270
(3,665,186)	(7,520)	(6,382,883)	428,559
2,021,948	(96,563)	(731,273)	98,421

16,242,818	3,177,684	46,362,764	5,022,196

$43,117,223	$7,740,314	$94,575,270	$12,396,266

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From operations:

Net investment income	$12,967,876	$7,795,203
Net realized gain (loss) from investment, futures and swap transactions	(5,175,043)	2,653,798
Net change in unrealized gain (loss) on investments, futures and swaps	13,092,773	(6,522,755)

Net increase (decrease) in net assets resulting from operations	20,885,606	3,926,246

Distributions to shareholders:

From net investment income
Class A Shares	(2,763,836)	(1,345,849)
Class B Shares	(15,916)	(76,716)
Class C Shares	—	—
Institutional Shares	(10,281,671)	(7,465,080)
Administration Shares	(41,110)	(9,412)
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
From capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—

Total distributions to shareholders	(13,102,533)	(8,897,057)

From share transactions:

Net proceeds from sales of shares	1,624,662,395	211,580,167
Reinvestment of distributions	11,172,511	8,302,517
Cost of shares redeemed	(693,033,379)	(214,112,871)

Net increase (decrease) in net assets resulting from share transactions	942,801,527	5,769,813

TOTAL INCREASE (DECREASE)	950,584,600	799,002

Net assets:

Beginning of year	273,151,771	272,352,769

End of year	$1,223,736,371	$273,151,771

Accumulated undistributed (distribution in excess of) net investment income	$692,920	$1,583,756

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		Inflation Protected Securities Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009

$26,874,405	$36,692,347	$4,562,630	$49,077
6,663,390	9,783,089	431,661	(714,259)
9,579,428	513,077	2,746,023	(1,207,089)

43,117,223	46,988,513	7,740,314	(1,872,271)

(14,174,772)	(20,638,104)	(1,410,721)	(369,445)
(721,929)	(1,536,115)	—	—
(721,345)	(1,061,706)	(178,041)	(39,150)
(7,425,830)	(12,162,319)	(1,849,447)	(341,643)
—	—	—	—
(2,322,780)	(2,889,031)	—	—
(2,624)	(437)	(2,258)	(101)
(32,235)	(561)	(1,796)	(81)

(8,168,166)	(2,110,344)	—	(68,941)
(546,856)	(194,033)	—	—
(594,749)	(142,399)	—	(10,434)
(3,830,459)	(1,069,133)	—	(61,913)
(1,546,942)	(343,899)	—	—
(3,224)	(42)	—	(16)
(34,135)	(42)	—	(16)

—	—	—	(544,805)
—	—	—	(57,733)
—	—	—	(503,807)
—	—	—	(148)
—	—	—	(122)

(40,126,046)	(42,148,165)	(3,442,263)	(1,998,355)

446,391,884	578,861,324	182,279,632	110,380,565
30,390,479	30,338,019	2,644,124	1,731,429
(536,139,922)	(568,139,238)	(49,002,214)	(43,742,102)

(59,357,559)	41,060,105	135,921,542	68,369,892

(56,366,382)	45,900,453	140,219,593	64,499,266

998,100,869	952,200,416	99,471,999	34,972,733

$941,734,487	$998,100,869	$239,691,592	$99,471,999

$608,694	$423,640	$321,623	$(1,007,016)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Short Duration Government Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From operations:

Net investment income	$48,212,506	$41,595,326
Net realized gain (loss) from investment, futures and swap transactions	51,061,401	37,375,726
Net change in unrealized gain (loss) on investments, futures and swaps	(4,698,637)	14,918,220

Net increase (decrease) in net assets resulting from operations	94,575,270	93,889,272

Distributions to shareholders:

From net investment income
Class A Shares	(18,704,864)	(16,596,736)
Class B Shares	(51,616)	(172,248)
Class C Shares	(1,225,533)	(1,397,742)
Institutional Shares	(25,664,577)	(25,757,718)
Service Shares	(1,762,344)	(2,388,586)
Class IR Shares	(16,145)	(475)
From net realized gains
Class A Shares	(23,253,713)	(3,468,685)
Class B Shares	(81,035)	(30,733)
Class C Shares	(2,885,809)	(414,271)
Institutional Shares	(26,899,793)	(3,777,576)
Service Shares	(2,864,628)	(588,692)
Class IR Shares	(21,931)	(52)
From capital
Class A Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—

Total distributions to shareholders	(103,431,988)	(54,593,514)

From share transactions:

Net proceeds from sales of shares	3,928,313,948	1,860,917,698
Reinvestment of distributions	83,676,730	46,918,483
Cost of shares redeemed	(2,200,254,956)	(1,161,501,067)

Net increase (decrease) in net assets resulting from share transactions	1,811,735,722	746,335,114

TOTAL INCREASE (DECREASE)	1,802,879,004	785,630,872

Net assets:

Beginning of year	1,998,497,002	1,212,866,130

End of year	$3,801,376,006	$1,998,497,002

Accumulated undistributed (distribution in excess of) net investment income	$4,302,863	$126,671

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund
For the Fiscal	For the Fiscal
Year Ended	Year Ended
March 31, 2010	March 31, 2009

$7,374,070	$13,944,276
(4,522,054)	(18,188,231)
9,544,250	3,143,832

12,396,266	(1,100,123)

(3,371,301)	(4,034,427)
—	—
—	—
(5,340,613)	(11,479,737)
(47,305)	(119,952)
(2,575)	(411)

—	—
—	—
—	—
—	—
—	—
—	—

(85,456)	—
(135,375)	—
(1,199)	—
(65)	—

(8,983,889)	(15,634,527)

1,058,504,273	291,613,112
5,705,085	9,888,428
(516,606,081)	(558,366,402)

547,603,277	(256,864,862)

551,015,654	(273,599,512)

242,670,781	516,270,293

$793,686,435	$242,670,781

$(37,490)	$746,217

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

Enhanced Income	A, B, Institutional and Administration	Diversified

Government Income	A, B, C, Institutional, Service, IR and R	Diversified

Inflation Protected Securities	A, C, Institutional, IR and R	Diversified

Short Duration Government	A, B, C, Institutional, Service and IR	Diversified

Ultra-Short Duration Government	A, Institutional, Service and IR	Diversified

Class A Shares of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds are sold with front-end sales charges of up to 1.50%, 3.75%, 3.75%, 1.50% and 1.50%, respectively. Prior to July 29, 2009, the maximum Class A front-end sales charges for the Government Income, Inflation Protected Securities and Short Duration Government Funds were 4.50%, 4.50% and 2.00%, respectively. Class B Shares are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, the Funds’ Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Administration, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement, (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — The Financial Accounting Standards Board (“FASB”) implemented its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

All Funds	Daily/Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

H. Mortgage Dollar Rolls — Certain Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

I. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

J. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Funds invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

K. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

L. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.20	%*

Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.54

Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.25	*

Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.46	0.46

Ultra-Short Duration Government	0.40	0.36	0.34	0.33	0.32	0.40	0.40

*	GSAM has voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rates above. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAM.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2010, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Government Fund. Goldman Sachs may modify or terminate this waiver in the future at its discretion.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs also serves as distributor of the shares of the Funds pursuant to a Distribution Agreement and may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Enhanced Income	$11,400	$—	N/A

Government Income	54,000	100	$—

Inflation Protected Securities	54,600	N/A	—

Short Duration Government	103,200	—	100

Ultra-Short Duration Government	19,600	N/A	N/A

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Administration and Service Shares.

E. Service Plan, Shareholder Administration Plan and Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. In addition, the Trust, on behalf of the Enhanced Income Fund, has adopted an Administration Plan for Administration Shares. These plans allow for Service and Administration Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who each are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares. The Administration Plan provides compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Administration Shares.

F. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expenses reimbursement, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds as an annual percentage rate of average daily net assets are 0.064% (effective July 1, 2009), 0.004%, 0.044%, 0.004% and 0.054%, respectively. Prior to July 1, 2009 the Other Expenses limitation for the Enhanced Income Fund was 0.014%. These Other Expenses limitations may be modified or terminated at any time at the option of GSAM. Additionally, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2010, these expense reductions, including any fee waivers and Other Expenses reimbursement, were as follows (in thousands):

	Fee Waivers
		Class B		Other	Total
	Management	Distribution and	Custody Fee	Expenses	Expense
Fund	Fees	Service Fees	Credits	Reimbursement	Reductions

Enhanced Income	$421	$—	$1	$—	$422

Government Income	—	—	1	781	782

Inflation Protected Securities	127	N/A	—	251	378

Short Duration Government	—	7	1	1,069	1,077

Ultra-Short Duration Government	—	N/A	—	218	218

As of March 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Enhanced Income	$207	$80	$69	$356

Government Income	438	171	78	687

Inflation Protected Securities	51	37	16	104

Short Duration Government	1,423	472	254	2,149

Ultra-Short Duration Government	284	65	52	401

G. Line of Credit Facility — As of March 31, 2010, the Funds participated in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2010, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2010, Goldman Sachs earned approximately $39,500, $73,800, $2,900, $245,300 and $40,400 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds, respectively.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of March 31, 2010:

Enhanced Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$340,729,508	$—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	92,797,194	53,906,513	—
Asset-Backed Securities	—	121,703,370	151,218
Foreign Debt Obligations	—	76,886,431	—
Government Guarantee Obligations	—	369,893,879	—
Short-term Investments	—	151,175,250	—
Derivatives	476,805	101,215	—

Total	$93,273,999	$1,114,396,166	$151,218

Liabilities
Derivatives	$(30,022)	$—	$—

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2010:

Fixed Income
Asset-Backed
Securities

Beginning Balance as of April 1, 2009	$—
Realized gain (loss)	9
Unrealized gain (loss) relating to instruments still held at reporting date	(40,755)
Net purchases (sales)	(47,839)
Net transfers in and/or out of Level 3	239,803

Ending Balance as of March 31, 2010	$151,218

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

4. FAIR VALUE OF INVESTMENTS (continued)

Government Income	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$475,453,214	$—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	79,811,705	173,587,418	—
Asset-Backed Securities	—	10,581,337	—
Government Guarantee Obligations	—	130,158,136	—
Municipal Debt Obligations	—	2,191,460	—
Short-term Investments	—	132,100,000	—
Derivatives	8,738	872,503	—

Total	$79,820,443	$924,944,068	$—

Liabilities
Derivatives	$(1,311,322)	$(384,666)	$—

Inflation Protected Securities	Level 1	Level 2	Level 3

Assets
U.S. Treasury Obligations	$222,825,480	$—	$—
Short-term Investments	—	16,300,000	—
Derivatives	26,706	—	—

Total	$222,852,186	$16,300,000	$—

Liabilities
Derivatives	$(56,901)	$—	$—

Short Duration Government	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$667,606,159	$—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	942,803,843	692,174,957	—
Government Guarantee Obligations	—	974,376,848	—
Short-term Investments	—	380,800,000	—
Derivatives	602,519	737,545	—

Total	$943,406,362	$2,715,695,509	$—

Liabilities
Derivatives	$(1,349,550)	$(2,259,584)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

Ultra-Short Duration Government	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$142,229,959	$—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	205,253,697	96,387,216	—
Asset-Backed Securities	—	101,394,769	—
Government Guarantee Obligations	—	173,529,006	—
Short-term Investments	—	20,200,000	—
Derivatives	404,452	321,664	—

Total	$205,658,149	$534,062,614	$—

Liabilities
Derivatives	$(247,124)	$(390,586)	$—

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of March 31, 2010. The values in the tables below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income

	Statement of Assets			Statement of Assets
	and Liabilities	Derivative		and Liabilities	Derivative
Risk	Location	Assets		Location	Liabilities

Interest rate	Unrealized gain on futures	$476,805	(a)	Unrealized loss on futures	$(30,022	)(a)

Credit	Receivables for swap contracts, at value	101,215		—	—

Total		$578,020			$(30,022)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

5. INVESTMENTS IN DERIVATIVES (continued)

Government Income

	Statement of Assets			Statement of Assets
	and Liabilities	Derivative		and Liabilities	Derivative
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Unrealized gain on futures	$881,241(a	)	Payables for swap contracts, at value; Unrealized loss on futures	$(1,695,988	)(a)(b)

Inflation Protected Securities

	Statement of Assets			Statement of Assets
	and Liabilities	Derivative		and Liabilities	Derivative
Risk	Location	Assets		Location	Liabilities

Interest rate	Unrealized gain on futures	$26,706(a	)	Unrealized loss on futures	$(56,901	)(a)

Short Duration Government

	Statement of Assets			Statement of Assets
	and Liabilities	Derivative		and Liabilities	Derivative
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Unrealized gain on futures	$1,340,064(a	)	Payables for swap contracts, at value; Unrealized loss on futures	$(3,609,134	)(a)(b)

Ultra-Short Duration Government

	Statement of Assets			Statement of Assets
	and Liabilities	Derivative		and Liabilities	Derivative
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Unrealized gain on futures	$726,116(a	)	Payables for swap contracts, at value; Unrealized loss on futures	$(637,710	)(a)(b)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Aggregate of amounts include $384,666, $2,259,584 and $390,586 for Government Income, Short Duration Government and Ultra-Short Duration Government Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the fiscal year ended March 31, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(6,174,173)	$2,677,775	2,560

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,017)	2,627	1

Total		$(6,175,190)	$2,680,402	2,561

Government Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$4,651,118	$(1,643,238)	1,813

Inflation Protected Securities

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$270,669	$(104,083)	97

Short Duration Government

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$30,872,833	$(7,114,156)	12,197

Ultra-Short Duration Government

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(241,064)	$526,980	1,387

(a)	Average number of contracts is based on the average of quarter end balances for the fiscal year ended March 31, 2010.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2010, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Enhanced Income	$418,495,806	$928,165,075	$392,079,987	$103,896,606

Government Income	4,968,685,841	209,040,695	5,047,678,626	133,219,488

Inflation Protected Securities	250,513,202	—	126,091,953	—

Short Duration Government	5,710,300,474	1,017,848,333	4,930,630,077	257,584,215

Ultra-Short Duration Government	786,114,759	294,946,996	531,855,603	34,762,651

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2010 was as follows:

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
	Income	Income	Securities	Government	Government

Distributions paid from:
Ordinary Income	$13,102,533	$40,126,046	$3,442,263	$82,203,501	$8,761,794
Net long-term capital gains	—	—	—	21,228,487	—

Total taxable distributions	$13,102,533	$40,126,046	$3,442,263	$103,431,988	$8,761,794

Tax return of capital	$—	$—	$—	$—	$222,095

The tax character of distributions paid during the fiscal year ended March 31, 2009 was as follows:

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
	Income	Income	Securities	Government	Government

Distributions paid from:
Ordinary Income	$8,897,057	$38,519,733	$809,231	$46,313,505	$15,634,527
Net long-term capital gains	—	3,628,432	82,509	8,280,009	—

Total taxable distributions	$8,897,057	$42,148,165	$891,740	$54,593,514	$15,634,527

Tax return of capital	$—	$—	$1,106,615	$—	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows.

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
	Income	Income	Securities	Government	Government

Undistributed ordinary income — net	$828,560	$2,027,213	$548,310	$3,684,299	$—
Undistributed long-term capital gains	—	—	—	9,239,383	—

Total undistributed earnings	$828,560	$2,027,213	$548,310	$12,923,682	$—

Capital loss carryforward:[1,2]
Expiring 2011	$—	$—	$—	$—	$(55,920,321)
Expiring 2012	(7,658,641)	—	—	—	(24,528,394)
Expiring 2013	(352,397)	—	—	—	(7,818,636)
Expiring 2014	(320,682)	—	—	—	(2,842,873)
Expiring 2015	(987,433)	—	—	—	(4,261,952)
Expiring 2016	(2,472,185)	—	—	—	—
Expiring 2018	(1,658,767)	—	—	—	(21,924,176)

Total capital loss carryforward	$(13,450,105)	$—	$—	$—	$(117,296,352)

Timing differences (income distributions payable, post-October losses and straddles)	$(2,329,303)	$(2,808,210)	$(617,194)	$(1,511,146)	$(1,170,213)
Unrealized gains — net	8,001,648	16,526,799	2,655,942	30,619,849	3,368,493

Total accumulated gains (losses) — net	$(6,949,200)	$15,745,802	$2,587,058	$42,032,385	$(115,098,072)

1	Expiration occurs on March 31 of the year indicated. The Enhanced Income and Ultra-Short Duration Government Funds had capital loss carryforwards of $65,331,932 and $54,199,739 that expired in the current fiscal year, respectively.
2	The Inflation Protected Securities Fund utilized $538,622 of capital losses in the current fiscal year.
As of March 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
	Income	Income	Securities	Government	Government

Tax Cost	$1,199,242,675	$986,634,200	$236,469,538	$3,627,616,307	$736,059,097

Gross unrealized gain	8,996,037	20,263,317	3,918,188	32,054,576	4,049,135
Gross unrealized loss	(995,349)	(3,014,247)	(1,262,246)	(1,909,076)	(1,113,585)

Net unrealized security gain	$8,000,688	$17,249,070	$2,655,942	$30,145,500	$2,935,550

Net unrealized gain (loss) on other investments	960	(722,271)	—	474,349	432,943

Net unrealized gain	$8,001,648	$16,526,799	$2,655,942	$30,619,849	$3,368,493

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark-to-market gains (losses) on regulated futures contracts, and differences related to the tax treatment of swap transactions, premium amortization, sales of inflation protected securities and the accretion of market discount.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards, dividend redesignations and the differences in tax treatment relating to the recognition of income and gains (losses) of certain bonds and swap transactions.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
	Paid-in Capital	Gain (Loss)	Income (Loss)

Enhanced Income	$(65,331,932)	$66,088,111	$(756,179)

Government Income	(64,779)	1,352,615	(1,287,836)

Inflation Protected Securities	(173,072)	(35,200)	208,272

Short Duration Government	(4,383)	(3,384,382)	3,388,765

Ultra-Short Duration Government	(54,199,739)	53,595,722	604,017

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

10. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.
In the view of Goldman Sachs and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material effect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which Goldman Sachs, GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2010		March 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	52,050,217	$502,340,979	3,977,453	$37,925,567
Reinvestment of distributions	225,427	2,176,768	124,082	1,184,218
Shares converted from Class B(a)	10,539	101,757	24,377	233,041
Shares redeemed	(18,873,395)	(182,388,201)	(3,247,522)	(30,962,849)

	33,412,788	322,231,303	878,390	8,379,977

Class B Shares
Shares sold	12,259	117,831	24,146	229,518
Reinvestment of distributions	1,454	13,969	7,252	69,162
Shares converted to Class A(a)	(10,553)	(101,757)	(24,409)	(233,041)
Shares redeemed	(92,418)	(889,443)	(136,202)	(1,292,826)

	(89,258)	(859,400)	(129,213)	(1,227,187)

Class C Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	115,908,510	1,116,981,401	18,152,696	173,077,247
Reinvestment of distributions	927,612	8,944,718	738,199	7,041,301
Shares redeemed	(52,527,669)	(506,983,238)	(19,107,125)	(181,534,287)

	64,308,453	618,942,881	(216,230)	(1,415,739)

Administration Shares
Shares sold	542,004	5,222,184	36,461	347,835
Reinvestment of distributions	3,832	37,056	820	7,836
Shares redeemed	(286,375)	(2,772,497)	(33,839)	(322,909)

	259,461	2,486,743	3,442	32,762

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	97,891,444	$942,801,527	536,389	$5,769,813

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund				Inflation Protected Securities Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
March 31, 2010		March 31, 2009		March 31, 2010		March 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

13,110,920	$199,462,105	19,619,893	$291,967,198	6,242,927	$67,237,095	4,985,039	$53,424,202
1,242,746	18,903,595	1,254,486	18,613,561	102,958	1,114,843	82,361	833,811
314,978	4,770,525	277,612	4,131,237	—	—	—	—
(18,787,648)	(285,880,618)	(17,203,463)	(255,743,785)	(3,067,050)	(33,080,741)	(2,523,718)	(26,283,770)

(4,119,004)	(62,744,393)	3,948,528	58,968,211	3,278,835	35,271,197	2,543,682	27,974,243

332,142	5,054,976	1,292,600	19,188,493	—	—	—	—
68,505	1,041,525	93,631	1,389,231	—	—	—	—
(314,978)	(4,770,525)	(277,612)	(4,131,237)	—	—	—	—
(1,178,746)	(17,932,018)	(1,398,656)	(20,775,725)	—	—	—	—

(1,093,077)	(16,606,042)	(290,037)	(4,329,238)	—	—	—	—

1,151,336	17,500,187	1,826,343	27,135,720	1,798,539	19,471,653	937,587	10,031,530
59,325	901,920	55,083	817,542	9,825	106,898	8,703	87,504
(1,399,365)	(21,253,194)	(1,099,189)	(16,307,420)	(452,254)	(4,904,923)	(565,443)	(5,885,723)

(188,704)	(2,851,087)	782,237	11,645,842	1,356,110	14,673,628	380,847	4,233,311

11,486,124	174,633,341	11,741,618	174,132,495	8,711,530	95,008,925	4,367,819	46,924,605
456,308	6,932,784	519,779	7,693,904	130,227	1,418,329	79,914	809,629
(11,419,506)	(173,974,644)	(15,985,031)	(236,804,039)	(1,012,373)	(10,912,515)	(1,075,101)	(11,572,609)

522,926	7,591,481	(3,723,634)	(54,977,640)	7,829,384	85,514,739	3,372,632	36,161,625

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

2,901,744	44,026,081	4,480,253	66,405,064	—	—	—	—
167,232	2,538,443	123,054	1,822,700	—	—	—	—
(2,416,446)	(36,626,573)	(2,590,855)	(38,508,139)	—	—	—	—

652,530	9,937,951	2,012,452	29,719,625	—	—	—	—

14,678	224,910	6	94	18,640	202,043	—	—
384	5,848	33	479	206	2,258	26	266
(24)	(357)	(4)	(65)	(8,397)	(91,118)	—	—

15,038	230,401	35	508	10,449	113,183	26	266

360,487	5,490,284	2,153	32,260	33,132	359,916	23	228
4,362	66,364	40	602	164	1,796	22	219
(31,064)	(472,518)	(4)	(65)	(1,187)	(12,917)	—	—

333,785	5,084,130	2,189	32,797	32,109	348,795	45	447

(3,876,506)	$(59,357,559)	2,731,770	$41,060,105	12,506,887	$135,921,542	6,297,232	$68,369,892

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2010		March 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	143,161,885	$1,492,425,487	99,346,051	$1,011,007,253
Reinvestment of distributions	3,317,607	34,455,884	1,677,702	17,056,364
Shares converted from Class B(a)	32,485	337,322	52,043	528,840
Shares redeemed	(91,650,563)	(955,026,905)	(49,793,055)	(505,351,204)

	54,861,414	572,191,788	51,282,741	523,241,253

Class B Shares
Shares sold	4,953	51,263	932	9,726
Reinvestment of distributions	10,290	106,429	15,193	153,247
Shares converted to Class A(a)	(32,606)	(337,322)	(52,249)	(528,840)
Shares redeemed	(166,886)	(1,729,747)	(201,503)	(2,032,286)

	(184,249)	(1,909,377)	(237,627)	(2,398,153)

Class C Shares
Shares sold	11,486,640	118,982,739	10,387,640	105,265,482
Reinvestment of distributions	256,321	2,641,555	111,703	1,128,291
Shares redeemed	(6,262,554)	(64,839,887)	(2,625,447)	(26,539,791)

	5,480,407	56,784,407	7,873,896	79,853,982

Institutional Shares
Shares sold	207,410,555	2,155,160,663	58,775,815	596,482,137
Reinvestment of distributions	4,079,905	42,251,223	2,552,535	25,796,750
Shares redeemed	(107,963,854)	(1,122,410,650)	(54,317,878)	(549,430,218)

	103,526,606	1,075,001,236	7,010,472	72,848,669

Service Shares
Shares sold	15,186,489	157,732,589	14,780,638	148,102,275
Reinvestment of distributions	405,291	4,186,708	274,893	2,783,303
Shares redeemed	(5,361,369)	(55,566,339)	(7,648,038)	(78,147,525)

	10,230,411	106,352,958	7,407,493	72,738,053

Class IR Shares
Shares sold	380,645	3,961,207	4,920	50,825
Reinvestment of distributions	3,365	34,931	51	528
Shares redeemed	(65,488)	(681,428)	(4)	(43)

	318,522	3,314,710	4,967	51,310

NET INCREASE (DECREASE)	174,233,111	$1,811,735,722	73,341,942	$746,335,114

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund

For the Fiscal Year Ended		For the Fiscal Year Ended
March 31, 2010		March 31, 2009

Shares	Dollars	Shares	Dollars

47,117,500	$416,783,086	14,276,979	$128,317,663
336,826	2,978,496	401,915	3,590,780
—	—	—	—
(24,376,504)	(215,757,265)	(13,395,307)	(119,438,406)

23,077,822	204,004,317	1,283,587	12,470,037

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

72,246,719	639,733,722	17,967,456	162,955,809
304,136	2,692,152	688,166	6,202,363
(33,764,814)	(299,019,388)	(48,665,824)	(437,931,329)

38,786,041	343,406,486	(30,010,202)	(268,773,157)

162,443	1,445,321	37,835	339,631
3,580	31,797	10,550	94,874
(193,923)	(1,724,985)	(111,308)	(996,667)

(27,900)	(247,867)	(62,923)	(562,162)

61,284	542,144	1	9
299	2,640	47	411
(11,809)	(104,443)	—	—

49,774	440,341	48	420

61,885,737	$547,603,277	(28,789,490)	$(256,864,862)

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$9.51	$0.12	$0.19	$0.31	$(0.15)
2010 - B	9.50	0.07	0.17	0.24	(0.08)
2010 - Institutional	9.50	0.16	0.18	0.34	(0.18)
2010 - Administration	9.53	0.14	0.18	0.32	(0.16)

2009 - A	9.67	0.28	(0.12)	0.16	(0.32)
2009 - B	9.65	0.21	(0.11)	0.10	(0.25)
2009 - Institutional	9.66	0.31	(0.11)	0.20	(0.36)
2009 - Administration	9.68	0.29	(0.11)	0.18	(0.33)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.72	0.16	(0.04)	0.12	(0.17)
2008 - B	9.70	0.13	(0.04)	0.09	(0.14)
2008 - Institutional	9.70	0.17	(0.03)	0.14	(0.18)
2008 - Administration	9.72	0.17	(0.04)	0.13	(0.17)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.73	0.43	—	0.43	(0.44)
2007 - B (Commenced June 20, 2007)	9.74	0.13	(0.02)	0.11	(0.15)
2007 - Institutional	9.72	0.47	(0.01)	0.46	(0.48)
2007 - Administration	9.71	0.44	0.02	0.46	(0.45)

2006 - A	9.68	0.37	0.04	0.41	(0.36)
2006 - Institutional	9.67	0.40	0.04	0.44	(0.39)
2006 - Administration	9.67	0.38	0.03	0.41	(0.37)

2005 - A	9.78	0.28	(0.10)	0.18	(0.28)
2005 - Institutional	9.77	0.32	(0.10)	0.22	(0.32)
2005 - Service	9.78	0.30	(0.12)	0.18	(0.29)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.67	3.26%	$371,906	0.63%		0.68%		1.25%		66%
9.66	2.49	1,393	1.38		1.43		0.75		66
9.66	3.62	847,623	0.29		0.34		1.64		66
9.69	3.35	2,814	0.54		0.59		1.45		66

9.51	1.73	48,001	0.59		0.78		2.94		180
9.50	1.08	2,218	1.34		1.53		2.21		180
9.50	2.07	222,638	0.25		0.44		3.30		180
9.53	1.92	295	0.50		0.69		3.04		180

9.67	1.32	40,286	0.58	(c)	0.76	(c)	3.90	(c)	8
9.65	0.91	3,501	1.33	(c)	1.51	(c)	3.16	(c)	8
9.66	1.47	228,300	0.24	(c)	0.42	(c)	4.26	(c)	8
9.68	1.36	266	0.49	(c)	0.67	(c)	4.29	(c)	8

9.72	4.43	40,505	0.61		0.79		4.46		87
9.70	1.16	5,230	1.36	(c)	1.54	(c)	3.87	(c)	87
9.70	4.82	236,210	0.25		0.43		4.82		87
9.72	4.88	254	0.50		0.68		4.40		87

9.73	4.26	36,333	0.62		0.78		3.77		67
9.72	4.66	173,430	0.25		0.41		4.15		67
9.71	4.29	1,703	0.50		0.66		3.91		67

9.68	1.88	65,645	0.64		0.79		2.94		49
9.67	2.28	301,362	0.25		0.40		3.34		49
9.67	1.92	2,568	0.50		0.65		3.09		49

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$15.14	$0.42	$0.25	$0.67	$(0.39)	$(0.24)	$(0.63)
2010 - B	15.14	0.31	0.24	0.55	(0.27)	(0.24)	(0.51)
2010 - C	15.14	0.30	0.25	0.55	(0.27)	(0.24)	(0.51)
2010 - Institutional	15.12	0.47	0.25	0.72	(0.44)	(0.24)	(0.68)
2010 - Service	15.11	0.39	0.25	0.64	(0.36)	(0.24)	(0.60)
2010 - IR	15.14	0.41	0.30	0.71	(0.43)	(0.24)	(0.67)
2010 - R	15.14	0.33	0.30	0.63	(0.36)	(0.24)	(0.60)

2009 - A	15.07	0.57	0.16	0.73	(0.60)	(0.06)	(0.66)
2009 - B	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - C	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - Institutional	15.05	0.62	0.16	0.78	(0.65)	(0.06)	(0.71)
2009 - Service	15.04	0.54	0.16	0.70	(0.57)	(0.06)	(0.63)
2009 - IR	15.08	0.60	0.15	0.75	(0.63)	(0.06)	(0.69)
2009 - R	15.08	0.52	0.17	0.69	(0.57)	(0.06)	(0.63)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	14.79	0.26	0.28	0.54	(0.26)	—	(0.26)
2008 - B	14.79	0.22	0.27	0.49	(0.21)	—	(0.21)
2008 - C	14.78	0.21	0.29	0.50	(0.21)	—	(0.21)
2008 - Institutional	14.77	0.28	0.28	0.56	(0.28)	—	(0.28)
2008 - Service	14.76	0.25	0.28	0.53	(0.25)	—	(0.25)
2008 - IR (Commenced November 30, 2007)	15.02	0.22	0.06	0.28	(0.22)	—	(0.22)
2008 - R (Commenced November 30, 2007)	15.02	0.20	0.06	0.26	(0.20)	—	(0.20)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	14.64	0.60	0.13	0.73	(0.58)	—	(0.58)
2007 - B	14.64	0.50	0.12	0.62	(0.47)	—	(0.47)
2007 - C	14.63	0.49	0.13	0.62	(0.47)	—	(0.47)
2007 - Institutional	14.63	0.65	0.13	0.78	(0.64)	—	(0.64)
2007 - Service	14.61	0.58	0.13	0.71	(0.56)	—	(0.56)

2006 - A	14.57	0.55	0.08	0.63	(0.56)	— (e)	(0.56)
2006 - B	14.57	0.44	0.08	0.52	(0.45)	— (e)	(0.45)
2006 - C	14.56	0.44	0.08	0.52	(0.45)	— (e)	(0.45)
2006 - Institutional	14.55	0.60	0.09	0.69	(0.61)	— (e)	(0.61)
2006 - Service	14.54	0.53	0.08	0.61	(0.54)	— (e)	(0.54)

2005 - A	15.00	0.43	(0.30)	0.13	(0.39)	(0.17)	(0.56)
2005 - B	15.00	0.30	(0.28)	0.02	(0.28)	(0.17)	(0.45)
2005 - C	14.99	0.31	(0.29)	0.02	(0.28)	(0.17)	(0.45)
2005 - Institutional	14.98	0.46	(0.27)	0.19	(0.45)	(0.17)	(0.62)
2005 - Service	14.98	0.41	(0.31)	0.10	(0.37)	(0.17)	(0.54)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Periods Ended
2010	2009	2008	2007	2006

446%	373%	119%	117%	690%

Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$15.18	4.48%	$513,457	0.92%		1.00%		2.74%		532%
15.18	3.70	29,438	1.67		1.75		2.02		532
15.18	3.68	39,255	1.67		1.75		1.99		532
15.16	4.84	253,997	0.58		0.66		3.06		532
15.15	4.32	100,242	1.08		1.16		2.56		532
15.18	4.67	239	0.67		0.75		2.68		532
15.17	4.22	5,106	1.17		1.25		2.21		532

15.14	5.00	574,520	0.92		0.98		3.84		386
15.14	4.22	45,916	1.67		1.73		3.10		386
15.14	4.19	42,004	1.67		1.73		3.07		386
15.12	5.37	245,475	0.58		0.64		4.21		386
15.11	4.85	90,132	1.08		1.14		3.66		386
15.14	5.19	11	0.67		0.73		4.06		386
15.14	4.85	43	1.17		1.23		3.55		386

15.07	3.63	512,301	0.90	(d)	0.99	(d)	4.20	(d)	161
15.07	3.31	50,078	1.65	(d)	1.74	(d)	3.46	(d)	161
15.07	3.37	30,010	1.65	(d)	1.74	(d)	3.44	(d)	161
15.05	3.79	300,342	0.56	(d)	0.65	(d)	4.56	(d)	161
15.04	3.57	59,449	1.06	(d)	1.15	(d)	4.03	(d)	161
15.08	1.85	10	0.66	(d)	0.78	(d)	4.24	(d)	161
15.08	1.65	10	1.16	(d)	1.28	(d)	3.86	(d)	161

14.79	5.13	434,917	0.94		1.02		4.11		141
14.79	4.34	49,393	1.69		1.77		3.44		141
14.78	4.35	22,078	1.69		1.77		3.37		141
14.77	5.45	323,764	0.58		0.66		4.49		141
14.76	5.00	45,154	1.08		1.16		3.99		141

14.64	4.40	432,762	0.95		1.04		3.77		766
14.64	3.62	18,713	1.70		1.79		3.03		766
14.63	3.63	16,931	1.70		1.79		3.04		766
14.63	4.86	146,784	0.58		0.67		4.18		766
14.61	4.27	23,461	1.08		1.17		3.67		766

14.57	0.80	729,958	0.97		1.07		2.83		256
14.57	0.04	24,882	1.72		1.83		2.08		256
14.56	0.11	18,692	1.72		1.83		2.08		256
14.55	1.26	60,747	0.58		0.69		3.20		256
14.54	0.69	16,198	1.08		1.18		2.74		256

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Income (loss) from
	investment operations					Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income (loss)		gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$10.51	$0.31	(a)	$0.29	$0.60	$(0.22)	$—	$—	$(0.22)
2010 - C	10.54	0.21	(a)	0.32	0.53	(0.14)	—	—	(0.14)
2010 - Institutional	10.54	0.33	(a)	0.32	0.65	(0.26)	—	—	(0.26)
2010 - IR	10.53	0.23	(a)	0.40	0.63	(0.25)	—	—	(0.25)
2010 - R	10.53	0.20	(a)	0.37	0.57	(0.19)	—	—	(0.19)

2009 - A	11.07	0.04		(0.35)	(0.31)	(0.09)	(0.02)	(0.14)	(0.25)
2009 - C	11.11	(0.06)		(0.34)	(0.40)	(0.06)	(0.02)	(0.09)	(0.17)
2009 - Institutional	11.11	0.01		(0.29)	(0.28)	(0.11)	(0.02)	(0.16)	(0.29)
2009 - IR	11.09	0.15		(0.43)	(0.28)	(0.11)	(0.02)	(0.15)	(0.28)
2009 - R	11.09	0.11		(0.44)	(0.33)	(0.08)	(0.02)	(0.13)	(0.23)

FOR THE PERIOD ENDED MARCH 31,

2008 - A (Commenced August 31, 2007)	10.00	0.27	(a)	0.93	1.20	(0.13)	—	—	(0.13)
2008 - C (Commenced August 31, 2007)	10.00	0.29	(a)	0.91	1.20	(0.09)	—	—	(0.09)
2008 - Institutional (Commenced August 31, 2007)	10.00	0.24	(a)	1.02	1.26	(0.15)	—	—	(0.15)
2008 - IR (Commenced November 30, 2007)	10.56	0.17	(a)	0.46	0.63	(0.10)	—	—	(0.10)
2008 - R (Commenced November 30, 2007)	10.56	0.16	(a)	0.45	0.61	(0.08)	—	—	(0.08)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.89	5.76%	$83,263	0.67%		0.91%		2.88%		82%
10.93	5.05	21,962	1.42		1.66		1.91		82
10.93	6.20	133,980	0.33		0.57		3.05		82
10.91	6.01	125	0.42		0.66		2.15		82
10.91	5.49	361	0.92		1.16		1.86		82

10.51	(2.68)	45,855	0.67		1.19		0.41		44
10.54	(3.49)	6,890	1.42		1.94		(0.57)		44
10.54	(2.33)	46,706	0.33		0.85		(0.25)		44
10.53	(2.45)	10	0.42		0.94		1.44		44
10.53	(2.90)	11	0.92		1.44		1.01		44

11.07	12.09	20,155	0.67	(c)	4.22	(c)	4.37	(c)	1
11.11	12.02	3,031	1.42	(c)	4.97	(c)	4.61	(c)	1

11.11	12.62	11,765	0.32	(c)	3.87	(c)	3.95	(c)	1
11.09	5.98	11	0.42	(c)	4.68	(c)	4.80	(c)	1
11.09	5.81	11	0.92	(c)	5.18	(c)	4.31	(c)	1

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$10.36	$0.16	$0.19	$0.35	$(0.17)	$(0.17)	$(0.34)
2010 - B	10.32	0.11	0.17	0.28	(0.10)	(0.17)	(0.27)
2010 - C	10.30	0.08	0.18	0.26	(0.09)	(0.17)	(0.26)
2010 - Institutional	10.33	0.19	0.18	0.37	(0.20)	(0.17)	(0.37)
2010 - Service	10.31	0.14	0.19	0.33	(0.15)	(0.17)	(0.32)
2010 - IR	10.36	0.16	0.21	0.37	(0.19)	(0.17)	(0.36)

2009 - A	10.14	0.27	0.31	0.58	(0.31)	(0.05)	(0.36)
2009 - B	10.10	0.22	0.30	0.52	(0.25)	(0.05)	(0.30)
2009 - C	10.07	0.19	0.33	0.52	(0.24)	(0.05)	(0.29)
2009 - Institutional	10.11	0.31	0.31	0.62	(0.35)	(0.05)	(0.40)
2009 - Service	10.09	0.25	0.32	0.57	(0.30)	(0.05)	(0.35)
2009 - IR	10.14	0.30	0.31	0.61	(0.34)	(0.05)	(0.39)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.79	0.17	0.34	0.51	(0.16)	—	(0.16)
2008 - B	9.76	0.15	0.32	0.47	(0.13)	—	(0.13)
2008 - C	9.73	0.14	0.33	0.47	(0.13)	—	(0.13)
2008 - Institutional	9.77	0.18	0.33	0.51	(0.17)	—	(0.17)
2008 - Service	9.75	0.16	0.33	0.49	(0.15)	—	(0.15)
2008 - IR (Commenced November 30, 2007)	9.91	0.15	0.21	0.36	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.67	0.37	0.12	0.49	(0.37)	—	(0.37)
2007 - B	9.64	0.32	0.11	0.43	(0.31)	—	(0.31)
2007 - C	9.61	0.30	0.11	0.41	(0.29)	—	(0.29)
2007 - Institutional	9.64	0.41	0.12	0.53	(0.40)	—	(0.40)
2007 - Service	9.63	0.36	0.11	0.47	(0.35)	—	(0.35)

2006 - A	9.65	0.33	0.03	0.36	(0.34)	—	(0.34)
2006 - B	9.62	0.26	0.05	0.31	(0.29)	—	(0.29)
2006 - C	9.59	0.26	0.03	0.29	(0.27)	—	(0.27)
2006 - Institutional	9.63	0.37	0.02	0.39	(0.38)	—	(0.38)
2006 - Service	9.61	0.32	0.03	0.35	(0.33)	—	(0.33)

2005 - A	9.86	0.24	(0.19)	0.05	(0.26)	—	(0.26)
2005 - B	9.83	0.19	(0.20)	(0.01)	(0.20)	—	(0.20)
2005 - C	9.81	0.17	(0.20)	(0.03)	(0.19)	—	(0.19)
2005 - Institutional	9.84	0.29	(0.20)	0.09	(0.30)	—	(0.30)
2005 - Service	9.82	0.23	(0.19)	0.04	(0.25)	—	(0.25)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Periods Ended
2010	2009	2008	2007
184%	307%	55%	96%

Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$10.37	3.38%	$1,503,139	0.84%		0.88%		1.53%		194%
10.33	2.78	3,797	1.44		1.63		1.05		194
10.30	2.53	179,424	1.59		1.63		0.80		194
10.33	3.64	1,921,023	0.50		0.54		1.84		194
10.32	3.23	190,628	1.00		1.04		1.31		194
10.37	3.64	3,366	0.59		0.63		1.54		194

10.36	5.90	933,942	0.86		0.91		2.63		308
10.32	5.29	5,698	1.46		1.66		2.01		308
10.30	5.25	122,944	1.61		1.66		1.84		308
10.33	6.28	850,831	0.52		0.57		3.11		308
10.31	5.76	85,020	1.02		1.07		2.43		308
10.36	6.16	62	0.61		0.66		2.99		308

10.14	5.23	393,830	0.88	(d)	0.94	(d)	4.11	(d)	61
10.10	4.88	7,975	1.48	(d)	1.69	(d)	3.52	(d)	61
10.07	4.83	40,967	1.63	(d)	1.69	(d)	3.36	(d)	61
10.11	5.29	761,654	0.53	(d)	0.59	(d)	4.44	(d)	61
10.09	5.08	8,429	1.03	(d)	1.09	(d)	3.96	(d)	61
10.14	3.67	10	0.63	(d)	0.69	(d)	4.30	(d)	61

9.79	5.25	303,073	0.90		0.97		3.85		102
9.76	4.65	9,263	1.50		1.71		3.26		102
9.73	4.51	29,944	1.65		1.72		3.10		102
9.77	5.77	630,240	0.54		0.61		4.23		102
9.75	5.14	8,141	1.04		1.10		3.68		102

9.67	3.84	323,915	0.91		0.99		3.35		100
9.64	3.24	14,433	1.51		1.74		2.73		100
9.61	3.09	41,691	1.66		1.74		2.59		100
9.64	4.13	468,033	0.54		0.62		3.72		100
9.63	3.72	12,177	1.04		1.12		3.22		100

9.65	0.50	327,365	0.93		0.99		2.50		98
9.62	(0.10)	23,602	1.54		1.74		1.95		98
9.59	(0.35)	57,078	1.69		1.74		1.80		98
9.63	0.89	517,492	0.54		0.60		2.87		98
9.61	0.39	13,009	1.04		1.10		2.38		98

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$8.77	$0.10	$0.16	$0.26	$(0.17	)(d)
2010 - Institutional	8.77	0.13	0.16	0.29	(0.20	)(d)
2010 - Service	8.81	0.11	0.13	0.24	(0.15	)(d)
2010 - IR	8.76	0.10	0.18	0.28	(0.19	)(d)

2009 - A	9.14	0.30	(0.32)	(0.02)	(0.35)
2009 - Institutional	9.14	0.34	(0.33)	0.01	(0.38)
2009 - Service	9.18	0.29	(0.33)	(0.04)	(0.33)
2009 - IR	9.14	0.34	(0.35)	(0.01)	(0.37)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.28	0.15	(0.12)	0.03	(0.17)
2008 - Institutional	9.28	0.16	(0.12)	0.04	(0.18)
2008 - Service	9.32	0.15	(0.13)	0.02	(0.16)
2008 - IR (Commenced November 30, 2007)	9.26	0.12	(0.10)	0.02	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.27	0.36	0.10	0.46	(0.45)
2007 - Institutional	9.27	0.39	0.10	0.49	(0.48)
2007 - Service	9.31	0.35	0.09	0.44	(0.43)

2006 - A	9.27	0.32	0.05	0.37	(0.37)
2006 - Institutional	9.28	0.35	0.05	0.40	(0.41)
2006 - Service	9.31	0.31	0.05	0.36	(0.36)

2005 - A	9.33	0.20	(0.01)	0.19	(0.25)
2005 - Institutional	9.34	0.23	— (f)	0.23	(0.29)
2005 - Service	9.37	0.19	(0.01)	0.18	(0.24)

*	The Fund changed its fiscal year from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Periods Ended
2010	2008	2007
124%	10%	78%

The Fund did not have any mortgage dollar roll transactions for the fiscal year ended March 31, 2009. Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Includes a return of capital amounting to less than $0.005 per share.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$8.86	2.96%	$303,400	0.83%		0.87%		1.14%		124%
8.86	3.31	487,133	0.49		0.53		1.45		124
8.90	2.78	2,702	0.99		1.03		1.29		124
8.85	3.22	451	0.58		0.62		1.19		124

8.77	(0.26)	97,936	0.83		0.90		3.39		163
8.77	0.07	141,806	0.49		0.56		3.74		163
8.81	(0.42)	2,919	0.99		1.06		3.22		163
8.76	(0.13)	10	0.58		0.65		3.81		163

9.14	0.31	90,398	0.81	(e)	0.87	(e)	3.94	(e)	28
9.14	0.46	422,242	0.47	(e)	0.53	(e)	4.26	(e)	28
9.18	0.25	3,620	0.98	(e)	1.04	(e)	3.81	(e)	28
9.14	0.20	10	0.57	(e)	0.60	(e)	3.93	(e)	28

9.28	5.02	106,648	0.85		0.89		3.86		94
9.28	5.41	406,895	0.49		0.53		4.22		94
9.32	4.86	3,590	0.99		1.02		3.68		94

9.27	4.20	122,379	0.86		0.91		3.46		57
9.27	4.36	317,956	0.49		0.54		3.83		57
9.31	3.93	17,478	0.99		1.04		3.32		57

9.27	1.98	190,210	0.89		0.89		2.20		71
9.28	2.49	584,628	0.49		0.50		2.59		71
9.31	1.97	42,642	0.99		1.00		2.06		71

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Short Duration and Government Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund and Goldman Sachs Ultra-Short Duration Government Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Inflation Protected Securities Fund, the financial highlights of the Funds for the period ended October 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 21, 2010

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund				Short Duration Government Fund				Ultra-Short Duration Government Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	10/1/09	3/31/10		3/31/10*	10/1/09	3/31/10		3/31/10*	10/1/09	3/31/10		3/31/10*	10/1/09	3/31/10		3/31/10*	10/1/09	3/31/10		3/31/10*
Class A
Actual	$1,000.00	$1,006.30		$3.22	$1,000.00	$1,014.40		$4.64	$1,000.00	$1,019.70		$3.39	$1,000.00	$1,012.90		$4.21	$1,000.00	$1,006.00		$4.17
Hypothetical 5% return	1,000.00	1,021.73	+	3.24	1,000.00	1,020.32	+	4.65	1,000.00	1,021.57	+	3.39	1,000.00	1,020.75	+	4.23	1,000.00	1,020.77	+	4.20

Class B
Actual	1,000.00	1,002.50		6.95	1,000.00	1,010.60		8.39	N/A	N/A		N/A	1,000.00	1,009.90		7.22	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.99	+	7.00	1,000.00	1,016.58	+	8.42	N/A	N/A		N/A	1,000.00	1,017.75	+	7.25	N/A	N/A		N/A

Class C
Actual	N/A	N/A		N/A	1,000.00	1,010.60		8.39	1,000.00	1,016.70		7.15	1,000.00	1,009.20		7.96	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.58	+	8.42	1,000.00	1,017.84	+	7.16	1,000.00	1,017.01	+	7.99	N/A	N/A		N/A

Institutional
Actual	1,000.00	1,008.00		1.52	1,000.00	1,016.10		2.94	1,000.00	1,022.30		1.69	1,000.00	1,013.60		2.51	1,000.00	1,006.60		2.47
Hypothetical 5% return	1,000.00	1,023.42	+	1.53	1,000.00	1,022.02	+	2.95	1,000.00	1,023.26	+	1.69	1,000.00	1,022.44	+	2.52	1,000.00	1,022.47	+	2.49

Administration
Actual	1,000.00	1,006.70		2.77	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.17	+	2.79	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Service
Actual	N/A	N/A		N/A	1,000.00	1,013.60		5.44	N/A	N/A		N/A	1,000.00	1,012.10		5.01	1,000.00	1,004.10		4.97
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.52	+	5.46	N/A	N/A		N/A	1,000.00	1,019.95	+	5.03	1,000.00	1,019.97	+	5.01

Class IR
Actual	N/A	N/A		N/A	1,000.00	1,015.00		3.37	1,000.00	1,021.80		2.13	1,000.00	1,014.10		2.95	1,000.00	1,006.20		2.93
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,021.59	+	3.38	1,000.00	1,022.83	+	2.13	1,000.00	1,022.01	+	2.96	1,000.00	1,022.01	+	2.95

Class R
Actual	N/A	N/A		N/A	1,000.00	1,013.20		5.91	1,000.00	1,018.40		4.66	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.06	+	5.93	1,000.00	1,020.32	+	4.66	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R

Enhanced Income	0.63%	1.38%	N/A	0.29%	0.54%	N/A	N/A	N/A
Government Income	0.92	1.67	1.67%	0.58	N/A	1.08%	0.67%	1.17%
Inflation Protected Securities	0.67	N/A	1.42	0.33	N/A	N/A	0.42	0.92
Short Duration Government	0.84	1.44	1.59	0.50	N/A	1.00	0.59	N/A
Ultra-Short Duration Government	0.83	N/A	N/A	0.49	N/A	0.99	0.58	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of May 31, 2010.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of May 31, 2010, the Trust consisted of 83 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of May 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

 Goldman Sachs Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Short Duration Government Fund designates $21,228,487 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2010.

Pursuant to Section 871(k) of the Internal Revenue Code, the Goldman Sachs Government Income Fund and the Goldman Sachs Short Duration Government Fund designate $14,899,203 and $36,956,689, respectively, as short-term capital gain dividends paid during the year ended March 31, 2010.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $753.4 billion in assets under management as of December 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]■ Institutional Liquid Assets Prime
Obligations Portfolio
■ Institutional Liquid Assets
Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Tax-Free Money
Market Fund
■ Financial Square Treasury
Instruments Fund
■ Financial Square Treasury
Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund

■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed
Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and
Premium Fund

■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Structured International Equity
Flex Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity
Portfolio
■ Tax Advantaged Global Equity
Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2008 year-end assets. Ranked 9th in Total Assets Worldwide. Pensions&Investments, May 2009.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2010 Goldman, Sachs & Co.  All rights reserved.  36121.MF.TMPL SDFIAR10 / 78.6K / 5-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,655,758	$2,735,367	Financial Statement audits. For 2009, $689,739 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$116,245	$257,222	Other attest services.

Tax Fees:

• PwC	$729,246	$655,950	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2010 and 2009, $74,833 and $71,161 represent fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended March 31, 2010 and March 31, 2009 were approximately $845,491 and $913,172 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $6.4 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	June 3, 2010

By:	/s/ George. F. Travers

George. F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 3, 2010